 As filed with the Securities and Exchange Commission on June 16, 2016

Securities Act File No. 333-204148
Investment Company Act File No. 811-23056

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2 (CHECK APPROPRIATE BOX OR BOXES)
☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Post-Effective Amendment No. 1

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 6

Ramius Archview Credit and Distressed Fund

(Exact name of Registrant as specified in Charter)

599 Lexington Avenue, 19th Floor
New York, NY 10022
(Address of principal executive offices)

(877) 672-6487
(Registrant's Telephone Number, including Area Code)

Michael Benwitt
Ramius Advisors, LLC
599 Lexington Avenue, 19th Floor
New York, NY 10022
Telephone: (877) 672-6487
(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.
Matthew K. Kerfoot, Esq.

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
 _____________________________
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8 (c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Shares of Beneficial Interest	20,000,000	$10	$200,000,000	$20,140.00
(1) Estimated solely for purposes of calculating the registration fee.
(2) $20,115.50 of which has been previously paid.
_____________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

_____________________________

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

RAMIUS ARCHVIEW CREDIT AND DISTRESSED FUND

PROSPECTUS

[ ], 2016

Class A Shares
Class I Shares
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599 Lexington Avenue, 19th Floor
New York, NY 10022

Investment Objective. Ramius Archview Credit and Distressed Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to generate total returns while minimizing the risk of loss.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in "Risk Factors" beginning on p. 17 and in "Types of Investments and Related Risks" beginning on p. 30.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Class A Share	Per Class I Share	Total
Public Offering Price	At current net asset value	At current net asset value	$200,000,000
Sales Load(1) as a percentage of purchase amount	3.00%	N/A	N/A
Proceeds to the Fund(2)	Current net asset value minus sales load	Current net asset value	$194,000,000
__________________________

(1)
Generally, the stated minimum initial investment by an investor in the Fund is $25,000, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares may be charged a sales load of up to 3.00% of the investment amount. The table assumes the maximum sales load is charged.

(2)
Assumes all shares currently registered are sold in the continuous offering and the maximum sales load is charged on Class A Shares. Shares will be offered in a continuous offering at the Fund’s then current net asset value, as described herein. The Fund has incurred organizational costs of approximately $84,394 and offering costs of approximately $559,148. The Fund’s offering costs are being amortized over the 12-month period beginning on January 1, 2016 (the date the Fund commenced operations), subject to the Expense Limitation Agreement (as defined below). The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

The Fund is offering on a continuous basis up to 20 million shares of beneficial interest (“Shares”). Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Shares on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund’s investment adviser , that have agreed to participate in the distribution of the Shares. Investments in Class A Shares may be subject to a sales load of up to 3.00% of the investment amount. The Distributor and/or a Selling Agent (each as defined herein) may, in its discretion, waive all or a portion of the sales load for certain Class A investors. See “Plan of Distribution.”

Investment Portfolio. The Fund intends to invest at least 80% of its assets (plus borrowings for investment purposes) in securities of leveraged or financially distressed companies, including debt and equity securities, loans, trade claims (direct obligations or claims against companies in bankruptcy), and derivative instruments referencing such companies. Many of these distressed companies may undergo debt restructurings or reorganizations under federal bankruptcy law, while others may restructure outside of bankruptcy.In addition, the Fund will typically take long and short positions in securities, loans and derivatives that the Fund's Advisers (as defined below) believe are mispriced, particularly if the Advisers have identified catalysts which they believe may eliminate these mispricings. See "Investment Program."

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See "Types of Investments and Related Risks" on p. 30 and "Repurchases and Transfers of Shares."

•
The Fund's Shares will not be listed on any national securities exchange and it is not anticipated that a secondary market will develop. Therefore, an investment in the Fund should be viewed as a long-term investment and may not be suitable for investors who may need the money they invest within a specified timeframe.

•	The Fund has no obligation to repurchase Shares.

•
Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through quarterly repurchase offers, which may be made from time to time by the Fund as determined by the Fund's Board of Trustees in its sole discretion.

•
The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund's performance, such as from offering proceeds, borrowings, and amounts from the Fund's affiliates that are subject to repayment by the Fund.

Advisers. Ramius Advisors, LLC ("Adviser") is the Fund's investment adviser and Archview Investment Group LP ("Sub-Adviser," and together with the Adviser, the "Advisers") is the Fund's sub-adviser.

Advisory and Incentive Fee. The Fund pays the Adviser a monthly advisory fee of 0.125% (1.50% on an annualized basis) of the Fund's month- end net asset value (the "Advisory Fee"). The Advisory Fee is an expense paid out of the Fund's net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Advisory Fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. In addition, the Fund pays the Adviser an annual performance-based incentive fee (the "Incentive Fee") promptly after the end of each fiscal year of the Fund equal to 20% of the amount by which the Fund's net profits attributable to each Class of Shares for such fiscal year exceed the positive balance of the Loss Recovery Account in respect of such Class as of the end of such fiscal year, subject to reduction for any Quarterly Payments made by the Fund in respect of such Class to the Adviser in respect of the first three calendar quarters of such fiscal year (each as described in "Incentive Fee"). The Adviser will pay the Sub-Adviser a portion of the Advisory Fee, Incentive Fee and any Quarterly Payments. See "Advisory Fee" and "Incentive Fee."

Eligible Investors. Shares are being sold only to investors that represent that they are "qualified clients" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 (the "Advisers Act"). A "qualified client" is a person who, or a company that, (i) has at least $1,000,000 under the management of the Adviser, or (ii) has a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,000,000. Generally, the minimum initial investment in the Fund by any investor is $25,000, and any subsequent additional investment must be a minimum of $10,000. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent. Investors may only purchase Class I Shares through the Distributor or through a registered investment adviser (a "RIA") that has entered into an arrangement with the Distributor for such RIA to offer Class I Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by such RIA. The Distributor and/or any such RIA may also impose additional eligibility requirements for investors who purchase Class I Shares from the Distributor through such RIA.

This Prospectus concisely provides information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated [ ], 2016, has been filed with the Securities and Exchange Commission ("SEC"). The SAI and the Fund's annual and semi-annual reports and other information filed with the SEC are available upon request and without charge by writing to the Fund at 599 Lexington Avenue, 19th Floor, New York, NY 10022, Attention: Client Services, by email to clientservices@ramius.com, or by calling the Fund collect at (877)672-6487 (the Fund does not maintain a website). The table of contents of the SAI appears on p. 65 of this Prospectus. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The SAI and other information about the

Fund is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

PROSPECTUS SUMMARY

THE FUND
Ramius Archview Credit and Distressed Fund (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.

The Fund offers two separate classes of shares of beneficial interest ("Shares") designated as Class A ("Class A Shares") and Class I ("Class I Shares") to Eligible Investors (as defined herein).

Class A Shares and Class I Shares are subject to different fees. The Fund may offer additional classes of Shares in the future.

INVESTMENT PROGRAM	Investment Objective

The Fund seeks to generate total returns while minimizing the risk of loss. There can be no assurance that the Fund will meet its investment objective. See "Investment Program — Investment Objective."

Investment Strategy

The Fund intends to invest at least 80% of its assets (plus borrowings for investment purposes) in securities of leveraged or financially distressed companies, including debt and equity securities, loans, trade claims (direct obligations or claims against companies in bankruptcy), and derivative instruments referencing such companies. Many of these distressed companies may undergo debt restructurings or reorganizations under federal bankruptcy law, while others may restructure outside of bankruptcy. In addition, the Fund typically will take long and short positions in securities, loans and derivatives that Ramius Advisors, LLC (the "Adviser") and Archview Investment Group LP (the "Sub-Adviser" and, together with the "Adviser," the "Advisers") believe are mispriced, particularly if the Advisers have identified catalysts which they believe may eliminate these mispricings.

The Fund's portfolio composition may change considerably, depending on the types of opportunities that are available. There may be times when economic conditions are so robust that there are few good opportunities in distressed securities. The Sub-Adviser generally evaluates the potential returns available in the investment strategies discussed herein, and other appropriate strategies as determined by the Sub-Adviser, and adjusts the Fund's portfolio accordingly. In particular, in order to maintain flexibility and to capitalize on investment opportunities as they arise, the Fund will not be required to invest any particular percentage of its portfolio in any type of strategy, investment, industry or region, and the portion of the Fund's portfolio which is invested in any type of strategy or investment, which is long or short, or which is weighted in different industries or regions, can change at any time based on the availability of attractive market opportunities.

The Sub-Adviser generally seeks to minimize the risk of capital loss in the Fund.  The Sub-Adviser seeks to continually evaluate the risk of potential loss on individual positions and employ several means of risk management.  First, the Fund's strategy of investing in securities that have already declined substantially is expected to limit risk because most of these securities are likely to be trading at valuation discounts to the overall market.  Second, the Fund may diversify its investments among different markets, asset classes and industries.  Third, the Fund may hedge some of its investments by selling short securities that are directly or indirectly related to its investments.  Fourth, the Fund may at times enter into market hedges to protect against dramatic and sustained declines in asset values.  Although the Fund may employ the hedges mentioned above, the Fund generally will have a net long portfolio (i.e., the value of the Fund's long positions generally will exceed the value of the Fund's short positions).

Although the Advisers do not generally expect to use significant direct leverage, the Fund may utilize leverage at such times and in such amounts as the Advisers deem prudent (subject to the limitations imposed by the 1940 Act).  The Fund may utilize instruments such as swaps (including total return, credit default, and interest rate swaps) or options, which contain inherent leverage, and as a result increase the effective leverage in the Fund's portfolio.  In addition, the Fund may utilize reverse repurchase agreements, a credit facility or similar leverage, but does not expect to do so for sustained periods. The Fund has broad and flexible investment authority.  Accordingly, the Fund's investments may at any time include long or short positions in U.S. or non-U.S., publicly traded or privately issued or negotiated common stocks, preferred stocks, stock warrants and rights, sovereign debt, bank debt (i.e., certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation), corporate debt, loans, bonds, notes or other debentures or debt participations, convertible securities, swaps, options (purchased or written), futures contracts, commodities and other derivative instruments, trade claims, partnership interests and other securities or financial instruments including those of investment companies.  The Fund will not invest in any loans that the Sub-Adviser originates unless it has received exemptive relief from the Securities and Exchange Commission (the "SEC") permitting such transactions. There can be no assurance that the Fund will achieve its investment objective. See "Investment Program — Investment Strategy."

Other Investment Strategies

The Advisers intend to invest the assets of the Fund in long and short credit and other investment strategies. The Fund will generally take long positions in investments that the Sub-Adviser believes offer the potential for attractive returns under various economic and interest rate environments. The Fund will generally take short positions in investments that the Sub-Adviser believes will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates, among other factors. The Advisers believe that changing investment environments over time offer attractive investment and varying degrees of investment risk opportunities in the Fund's target markets.  There can be no assurance that these strategies will be attractive at any particular time.  The Adviser believes that long and short credit and other investment strategies may produce capital appreciation more consistently and with less volatility than would most other individual traditional or alternative investment strategies.

The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. See "Investment Program — Other Investment Strategies."

Portfolio Composition

Distressed Securities. The Advisers believe that one of the Sub-Adviser's core competencies is analyzing the securities of companies that are facing operational or financial problems.  These problems may include industry issues (pricing, lack of demand, or technological change), strategic or management issues, liquidity concerns, and legal or regulatory issues.  The Advisers believe the markets for these types of securities are frequently inefficient because existing holders are often unprepared or ill-equipped to evaluate the impact that these financial or operational problems will have on the value of their securities.  Consequently, the Advisers believe that there is a natural redistribution of these securities to holders whose investment horizon and value orientation allow them to buy securities that are often deeply discounted and undervalued.

The Advisers analyze companies along several dimensions.  Depending on the company and its predicament, the Advisers may look at a company's competitive position, industry prospects, liquidity, capital needs, financial resources, legal issues, asset value, liquidation value, management resources, and projected cash flows.  The Advisers then typically combine this analysis with an analysis of potential restructuring plans; the estimated payments to holders of instruments at each seniority level of the company's capital structure and whether such estimated payments are in cash or new securities (also called the "waterfall of value and its form"); and the estimated timing of any reorganization.  The form of investment depends upon the capital structure of the company, the relative prices of its debt and equity securities and the terms of those securities, including collateral, covenants and claim amounts.

The Fund may invest in many different types of distressed securities.  A significant percentage of the Fund's investments is typically in senior bank debt, senior notes and subordinated notes.  Bank debt is a privately traded instrument that is often illiquid.  However, bank debt is frequently secured by collateral, is generally the most senior level of the capital structure, and often provides for a higher overall investment recovery relative to subordinated creditors.  Senior and subordinated notes may be publicly traded or privately placed.  Public notes are usually not listed on an exchange but are typically freely traded through institutional brokers.  The Fund may invest in other instruments, including trade claims, liquidating vehicles, litigation trusts, deferred interest bonds such as zero-coupon bonds, cash and cash items.

The Fund's distressed investments typically focus on companies domiciled in North America, Europe and Latin America.  Although the Fund may invest in companies domiciled in other regions, including Asia, these investments generally are limited to a small portion of the portfolio.  While the Fund expects most of its investments to be passive, the Fund may actively participate in corporate restructurings if the Advisers determine that such participation would be beneficial to the Fund.  The Fund's participation may involve working with other creditors and may also include membership on ad hoc or official creditors' committees when the Advisers believe that the advantages of participation in such committees outweigh the trading, confidentiality and other restrictions that such membership may entail.

Stressed High Yield Securities and Syndicated Loans. In addition to the Fund's investments in distressed securities, the Fund may also invest in syndicated bank loans and high yield bonds (also known as "junk bonds").  The Fund typically invests in bank loans and high yield bonds anticipating specific catalysts that the Advisers believe will enhance the value of the investment without altering the form of the investment instrument.  The high yield bond market consists of secured and unsecured debt of companies that are rated below investment grade.  The high yield bond market is large and has grown rapidly in recent years due to the increase in leveraged buyout activity, although future growth trends are uncertain in light of recent economic events.  Investments in the high yield market typically have less risk than investments in distressed securities and consequently have lower expected returns.  The Fund generally seeks to invest in high yield bonds and syndicated loans for both income and capital appreciation.  High yield bonds and loans are usually liquid, but the market does have periods of illiquidity, which may be caused by events in the credit markets, such as an oversupply of new issues or large defaults, by dislocations in other markets, such as the U.S. equity market or U.S. Government bond market, or by hedge fund or mutual fund losses or redemptions.  The Fund generally seeks to invest in the high yield market when these periods of illiquidity exist because prices are usually attractive relative to credit risk during such periods.  The Fund generally seeks to utilize the high yield market to short bonds with deteriorating credit fundamentals and to enter into capital structure arbitrage trades (where the Fund purchases bonds or loans at one level of the capital structure and hedges its investment by shorting other securities at a different layer of the capital structure).

Other Investments. The Fund may seek to purchase or sell short equity and other securities that utilize complementary investment skills to its debt strategies. These investments typically involve one of three general types of strategies. The first strategy is a value-oriented strategy focused on companies whose securities have declined substantially due to industry or company specific issues. The second strategy is one focused on investments in undervalued securities where a catalyst is expected to bring about a revaluation of its securities. The types of catalysts that drive pricing include restructurings, reorganizations, spin-offs, management and operational initiatives, capital market transactions, lawsuits, regulatory decisions, industry consolidation and asset divestitures. The third strategy involves shorting the equity or debt securities of companies expected to experience negative events. These types of events may include, but are not limited to, deteriorating credit fundamentals and bankruptcy filings.

See "Investment Program — Portfolio Composition."

RELATED PERFORMANCE INFORMATION
Set forth in Appendix A is performance information of two privately offered funds managed by the Sub-Adviser whose investment objectives, strategies, policies and restrictions are in all material respects equivalent to those of the Fund. See "Appendix A — Similar Fund Performance Information."

LEVERAGE
The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage.  Specifically, the Fund may borrow money through the use of reverse repurchase agreements or similar instruments or a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments, though the Fund does not expect to do so for sustained periods. The Fund may also utilize swaps or options to leverage the Fund's portfolio.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement").  The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached.  The Fund's borrowings will at all times be subject to the Asset Coverage Requirement.

In general, the use of leverage by the Fund may increase the volatility of the Fund. See "Types of Investments and Related Risks — Investment Risks — Leverage."

SEED CAPITAL
In order to facilitate the launch of the Fund, the Advisers and their affiliates made seed investments of $12 million in the aggregate in the Fund's Shares as of January 1, 2016 (when the Fund began operations). See "Seed Capital."

DISTRIBUTIONS
Distributions will be paid at least annually on the Shares in amounts representing substantially all of the Fund's net investment income and net capital gains, if any, earned each year.  The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP (as defined herein) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. See "Plan of Distribution" and "Distribution Policy."

THE OFFERING
The Fund is offering its Shares on a continuous basis. Class A Shares are offered at the then-current net asset value ("NAV") per Share as of the date on which the purchase order is accepted, plus any applicable sales load. Class I Shares are offered at the then-current NAV per Share as of the date on which the purchase order is accepted. Class I Shares are offered without a sales load.

Shares may be purchased as of the first business day of each month based upon the Fund's then-current NAV.  Each date on which Shares are delivered is referred to as a "Closing Date."  While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund.  Each prospective investor will be required to complete an investor application (the "Investor Application") certifying that the Shares being purchased are being acquired by an Eligible Investor (defined herein).  Prior to the receipt and acceptance of the Investor Application, an investor's funds will be held in escrow.

BOARD OF TRUSTEES
The Fund has a Board of Trustees (each member a "Trustee" and, collectively, the "Board" or the "Board of Trustees") that has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Advisers.  See "Management of the Fund."

THE ADVISER AND SUB-ADVISER	Ramius Advisors, LLC serves as the Fund's investment adviser and Archview Investment Group LP serves as the Fund's sub-adviser.

The Adviser, formed in 1997, is located at 599 Lexington Avenue, 19th Floor, New York, NY 10022. The Adviser is an indirect wholly-owned subsidiary of Cowen Group Inc. ("Cowen Group"), a publicly traded company founded in 1918 and headquartered in New York. Cowen is a diversified financial services firm and, together with its consolidated subsidiaries, provides alternative investment management, investment banking, research, and sales and trading services.  The Adviser and its affiliates, through their alternative investment platform, offer a broad range of products and solutions across the liquidity spectrum to institutional, private and retail clients. The Adviser and its affiliates focus on attracting and retaining talented in-house and affiliated investment teams and providing them with institutional infrastructure, robust sales and marketing and industry knowledge. As of April 1, 2016, the Adviser and its affiliated advisers had in excess of $13 billion in assets under management.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations.  Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Trustees.  The Board, or the Fund's Shareholders, may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

The Sub-Adviser is an independently-owned investment firm focused on providing investment advisory services to the Fund and privately offered pooled investment vehicles. The Sub-Adviser was formed in 2008, while the core of the Archview investment team has managed capital in event driven strategies together since 2004. The Sub-Adviser seeks consistent, positive, absolute, unlevered returns with low correlation to equity and debt markets, and its investments are driven by proprietary value oriented research with targeted returns and exit occurring upon specific expected events.  As of April 1, 2016, the Sub-Adviser had approximately $685 million in assets under management.

The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with the Sub-Adviser that is effective for an initial term expiring two years after the Fund commences investment operations.  Thereafter, the Sub-Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Trustees.  The Board, the Adviser or the Fund's Shareholders, may terminate the Sub-Advisory Agreement on 60 days' prior written notice to the Sub-Adviser. See "Management of the Fund."

ADVISORY FEE
In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee of 0.125% (1.50% on an annualized basis) (the "Advisory Fee") of the Fund's month-end net asset value.  The Advisory Fee is an expense paid out of the Fund's net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Advisory Fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Advisory Fee is in addition to the Incentive Fees paid by the Fund to the Adviser.  See "Advisory Fee." The Adviser pays the Sub-Adviser a monthly fee of 0.0625% (0.75% on an annualized basis) of the month-end value of the Fund's net assets.  The Sub-Adviser's fee is paid out of the Advisory Fee.  See "Advisory Fee."

INCENTIVE FEE
The Fund pays the Adviser an annual performance-based Incentive Fee promptly after the end of each fiscal year of the Fund ("Fiscal Year").  The Incentive Fee will equal 20% of the amount by which (A) the Fund's net profits attributable to each Class of Shares ("Net Profits") for the relevant Fiscal Year exceed (B) the positive balance, if any, of the Loss Recovery Account maintained with respect to such Class of Shares as of the end of the Fiscal Year (adjusted as described below); provided, however, that the Incentive Fee shall be reduced by the aggregate amount of Quarterly Payments (as defined below) made by the Fund in respect of such Class to the Adviser in respect of the first three calendar quarters of the relevant Fiscal Year.

Net Profits. The Fund's Net Profits attributable to a Class of Shares for a Fiscal Year will equal the amount (if any) by which (i) the sum of (A) the NAV of such Class of Shares as of the end of such Fiscal Year, (B) the aggregate repurchase price of all Shares of such Class repurchased by the Fund during such Fiscal Year (excluding Shares of such Class to be repurchased as of the last day of such Fiscal Year after determination of the Incentive Fee) and (C) the amount of dividends and other distributions paid in respect of Shares of such Class during such Fiscal Year and not reinvested in additional Shares of such Class (excluding any dividends and other distributions to be paid in respect of such Class as of the last day of such Fiscal Year after determination of the Incentive Fee) exceeds (ii) the sum of (X) the NAV of such Class of Shares as of the beginning of such Fiscal Year and (Y) the aggregate issue price of Shares of such Class issued during such Fiscal Year (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund).

Loss Recovery Account. The Fund will maintain a loss recovery account with respect to each Class of Shares (each, a “Loss Recovery Account”), the purpose of which is to reduce the annual Incentive Fee to which the Adviser is entitled by deducting any aggregate net losses incurred by the Fund attributable to the applicable Class of Shares in the relevant Fiscal Year or any prior Fiscal Year from the Net Profits attributable to such Class. The opening balance of the Loss Recovery Account will be zero. At the end of each calendar quarter and before giving effect to any distributions or repurchases in respect of such calendar quarter, either (i) the Fund's aggregate net losses attributable to such Class with respect to such calendar quarter will be added to the Loss Recovery Account or (ii) the aggregate Net Profits attributable to such Class with respect to such calendar quarter will be subtracted from the Loss Recovery Account (but not reduce it below zero), with any Net Profits left after the Loss Recovery Account has been set to zero available for the determination of the Incentive Fee in respect of such Class. Any such addition to or subtraction from the Loss Recovery Account will be made after accrual of the Advisory Fee and the Distribution and Shareholder Servicing Fee (if applicable) and other fees and expenses of the Fund for the relevant calendar quarter. The Loss Recovery Account with respect to a Class of Shares will be reduced by the Distribution Percentage (as defined below) or the Repurchased Shares Percentage (as defined below) immediately following (i) the payment by the Fund of any dividend or other distributions that are not reinvested in Shares of such Class or (ii) the repurchase of Shares of such Class by the Fund. The “Distribution Percentage” shall equal the percentage obtained by dividing (i) the amount of the dividend or other distribution in respect of such Class not reinvested in Shares of such Class by (ii) the Fund’s NAV attributable to such Class immediately prior to such dividend or other distribution. The balance of the Loss Recovery Account will never be reduced below zero. The balance of the Loss Recovery Account will be rolled over from year to year. See “Incentive Fee.”

Quarterly Payments. If the Fund repurchases a portion of the Shares of any Class in respect of the first, second or third calendar quarter of a Fiscal Year pursuant to the Share Repurchase Program (as defined herein), the Fund will pay the Adviser a portion of the Incentive Fee that would otherwise have been payable to the Adviser if the end of the particular calendar quarter constituted the end of the Fiscal Year (each, a “Quarterly Payment”). A Quarterly Payment shall be an amount equal to the product of (X) the Repurchased Shares Percentage multiplied by (Y) an amount equal to 20% of the Interim Net Profits. The “Repurchased Shares Percentage” shall equal the percentage obtained by dividing (i) the value of the Shares of a Class repurchased by the Fund in respect of the particular calendar quarter by (ii) the Fund’s NAV attributable to such Class as of the end of that calendar quarter. The “Interim Net Profits” shall equal (I) the positive difference, if any, between (Z) the Fund’s NAV attributable to such Class as of the end of the particular calendar quarter (as adjusted to reflect the aggregate repurchase price of all Shares of such Class repurchased by the Fund and dividends and other distributions paid to shareholders and not reinvested in additional Shares of such Class from the beginning of the relevant Fiscal year through the end of the particular calendar quarter) and (ZZ) the Fund’s NAV attributable to such Class as of the beginning of the relevant Fiscal Year (as adjusted to reflect the aggregate issue price of Shares of such Class issued from the beginning of the relevant Fiscal Year through the end of the particular calendar quarter) minus (II) the positive value, if any, of the Loss Recovery Account maintained with respect to such Class as of the end of that calendar quarter.

For purposes of determining the Fund's NAV attributable to any Class of Shares, the Incentive Fee will be calculated and accrued daily as an expense of the Fund attributable to such Class (as if each day is the end of the Fund's Fiscal Year).

Incentive Fees and the Sub-Adviser. The Adviser will pay to the Sub-Adviser a portion of the Incentive Fees and Quarterly Payments received from the Fund equal to (i) 85% of the Incentive Fees and Quarterly Payments in respect of that portion of the Fund's NAV up to $250 million; and (ii) 90% of the Incentive Fees and Quarterly Payments received in respect of the remainder of the Fund's NAV.  See "Incentive Fee."

FEES AND EXPENSES
The Fund will bear all expenses incurred in the business of the Fund.  The Fund has incurred aggregate organizational expenses of approximately $84,394 and aggregate offering costs of approximately $559,148 in connection with this offering.  For purposes of calculating NAV, the Fund's offering costs will be capitalized and amortized over the 12-month period beginning on January 1, 2016 (when the Fund began operations).  In addition, the Fund is assuming $152,678 in offering costs in connection with the initial offering of shares of Ramius Archview Credit and Distressed Feeder Fund, a feeder fund that invested substantially all of its assets in the Fund prior to being liquidated upon the Fund's issuance of Class A Shares, which offering costs had not yet been amortized prior to the feeder fund's liquidation. Such expenses will be borne by the Class A Shares and amortized over the period beginning on the effective date of this prospectus and ending on December 31, 2016. The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Shares.  See "Summary of Fees and Expenses" and "Fund Expenses."

DISTRIBUTION OF SHARES
Under the terms of a distribution agreement (the "Distribution Agreement") with Foreside Fund Services, LLC (the "Distributor"), the Distributor will directly distribute Shares to investors. The Distributor is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders. The Fund will pay a monthly fee out of the net assets attributable to the Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares (the "Distribution and Servicing Fee"). The Distribution and Servicing Fee is accrued daily as an expense of the Fund and paid monthly in arrears.

The Fund will not pay any fee to the Distributor with respect to the distribution of the Class I Shares.

The Distributor will pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Class A Shares sales and support. Selling Agents may charge an additional one-time sales load, assessed at the time of purchase, on Class A Shares, up to a maximum of 3.00% of the investment amount.

The Distribution and Servicing Fee is charged on an aggregate Class-wide basis, and Class A Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Class A Shares. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

The Distributor may directly distribute Class A Shares to investors, and for such directly distributed shares, will retain all or a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Class A Shares sales and support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers and financial advisers that have agreed to participate in the distribution of the Fund's Shares and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services. See "Plan of Distribution".

EXPENSE LIMITATION AGREEMENT
The Advisers have contractually entered into an “Expense Limitation Agreement” with the Fund for a two-year term beginning on January 1, 2016 and ending on the second anniversary thereof (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I Shares during the Limitation Period to an amount not to exceed 0.75% and 0.75% per annum, respectively, of the Fund’s net assets attributable to such Class (the “Expense Cap”).  “Specified Expenses” is defined to include the Fund’s organizational expenses, as well as fees for administration, custody, transfer agency, accounting, trustee, legal, audit, compliance and the external Board of Directors, provided that the following expenses are excluded from the definition of Specified Expenses:   (i) the Advisory Fee, the Incentive Fee, and all transaction expenses of the Fund, (ii) interest expenses on Fund borrowings, (iii) Distribution and Servicing Fees in respect of any Class of Shares, and (iv) taxes and extraordinary expenses. The Advisers may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Advisers will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  To the extent that the Advisers bear Specified Expenses in respect of a Class of Shares, they are permitted to receive reimbursement for any expense amounts previously paid or borne by the Advisers, for a period not to exceed three years from the date on which such expenses were paid or borne by the Advisers, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap. The reimbursement obligation of the Advisers with respect to the Fund's Class A Shares extends to Specified Expenses that were paid, absorbed or reimbursed by the Advisers in respect of Ramius Archview Credit and Distressed Feeder Fund, a feeder fund that invested substantially all of its assets in the Fund prior to being liquidated upon the Fund's issuance of Class A Shares, and that were not reimbursed by Ramius Archview Credit and Distressed Feeder Fund to the Advisers prior to its liquidation. See “Summary of Fees and Expenses” and “Fund Expenses.”

CONFLICTS OF INTEREST
The Advisers and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund.  See "Conflicts of Interest."

PURCHASE OF SHARES
The minimum initial investment in the Fund by an investor is $25,000, and any subsequent additional investment must be a minimum of $10,000.  The minimum initial and additional investments may be reduced by the Fund with respect to employees of the Advisers or their affiliates.

The Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month based upon the Fund's then-current net asset value attributable to each Class of Shares.  The investor must submit a completed Investor Application form at least five business days before the applicable purchase date.  All purchases are subject to the receipt of immediately available funds at least three business days prior to the applicable purchase date in the full amount of the purchase.  An investor who misses one or both of these deadlines may have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month.  Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful).  Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.  See "Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects" and "Purchases of Shares."

ELIGIBLE INVESTORS
Each investor will be required to certify that the Shares are being acquired directly or indirectly for the account of a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). A "qualified client" is a person who, or a company that, (i) has at least $1,000,000 under the management of the Adviser, or (ii) has a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,000,000. Shareholders who are "qualified clients" are referred to in this Prospectus as "Eligible Investors." Existing Shareholders seeking to purchase additional Shares will be required to qualify as "Eligible Investors" at the time of the additional purchase.

Investors may only purchase their shares through the Distributor or through a registered investment adviser ("RIA") that has entered into an arrangement with the Distributor to offer Shares pursuant to a "wrap" fee, asset allocation, or other managed asset program. The Distributor and/or any Selling Agent may impose additional eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent. The Distributor or any RIA who offers Class I Shares may impose additional eligibility requirements for investors who purchase Class I Shares from the Distributor through such RIA.

Each prospective Shareholder must submit a completed Investor Application acceptable to the Adviser, certifying, among other things, that the Shareholder is an Eligible Investor and will not transfer the Shares purchased except in the limited circumstances permitted.  If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date. See "Purchases of Shares — Eligible Investors."

INVESTOR SUITABILITY
An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor's investment objectives and personal situation and (ii) consider factors such as the investor's personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. The Fund has no obligation to repurchase Shares at any time, and any repurchase offers will be made at the discretion of the Fund's Board. Shareholders have no right to require the Fund to redeem their Shares in the Fund and, as discussed below, the Fund will not begin to conduct repurchase offers until six months after commencement of operations. Repurchase offers may be subject to a fee. Repurchase offers may not exceed 25% of the Fund's NAV, and therefore an investor may receive only a portion of the requested repurchase amount. See "Other Risks — Closed-End Fund; Liquidity Risks."

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund's schedule for repurchase offers and submit repurchase requests accordingly. Investors cannot rely on the Fund to make repurchase payments, including to meet minimum annual distributions. See "Repurchases and Transfers of Shares — Repurchases of Shares."

VALUATION
The Adviser values the Fund's assets in good faith pursuant to the Fund's valuation policy and consistently applied valuation process, which were developed by the Fund's valuation committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund's investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund's valuation process. Valuations of Fund investments are disclosed in reports filed with the SEC. See "Calculation of Net Asset Value."

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS
The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.  To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund.  In addition, the Fund's Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through quarterly repurchase offers or transfer of shares described below.

Shares may be transferred only in limited circumstances.  The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee who represents that it is an Eligible Investor and after a partial transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $10,000.  A Shareholder transferring Shares may be charged reasonable expenses, and the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel.

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  See "Other Risks — Closed-End Fund; Liquidity Risks."

REPURCHASES OF SHARES BY THE FUND
No Shareholder has the right to require the Fund to redeem his, her or its Shares.  The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 25% of the Fund's NAV (the "Share Repurchase Program").  Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Upon commencement of the Share Repurchase Program, any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an early repurchase fee equal to 2% of the NAV of any Shares repurchased by the Fund that were held for less than one year (the "Early Repurchase Fee"). If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

There is no minimum amount of Shares which must be repurchased in any repurchase offer.  The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion.  In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31.  Each repurchase offer will generally end approximately 65 days prior to the applicable quarter end valuation date (the "Valuation Date"). The Fund generally expects to pay repurchase proceeds to tendering Shareholders within 30 days of the Valuation Date.

A Shareholder tendering for repurchase only a portion of the Shareholder's Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase, or the entire account balance may be repurchased.

If a repurchase offer is oversubscribed by Shareholders who tender Shares (i.e., if repurchase offers exceed 25% of the Fund's NAV), the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.  If the Fund repurchases a pro rata portion of Shares, then each tendering Shareholder will not receive the full repurchase amount requested.  The Fund also has the right to repurchase all of a Shareholder's Shares at any time if the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than $10,000.  In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund's Agreement and Declaration of Trust.  See "Repurchases and Transfers of Shares — No Right of Redemption" and "Repurchases of Shares."

SUMMARY OF TAXATION
The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  For each taxable year that the Fund so qualifies, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes as dividends to Fund Shareholders.  The Fund intends to distribute its income and gains in a way that it should not be subject to an entity-level income tax on certain undistributed amounts.  These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares.  Tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make the investment.

If the Fund fails to qualify as a RIC or fails to distribute dividends of an amount generally at least equal to 90% of its investment company taxable income to Shareholders in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income and gains were distributed to its Shareholders), and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A Shareholder that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt Shareholder's acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code.  The Fund will inform Shareholders of the amount and character of its distributions to Shareholders.  See "Tax Aspects."

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Shareholders subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Shares.  Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules.  Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan's investment in the Fund.  See "ERISA Considerations."

REPORTS TO SHAREHOLDERS
The Fund expects to furnish to Shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law to assist the Shareholders in preparing their tax returns.  The Fund shall prepare and transmit to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Shareholders also are sent reports on at least a quarterly basis regarding the Fund's operations during each quarter.

TERM	The Fund's term is perpetual unless otherwise determined by the Board of Trustees or unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.

RISK FACTORS
An investment in the Fund involves a high degree of risk and may involve loss of capital, up to the entire amount of a Shareholder�s investment.  Below is a summary of some of the principal risks of investing in the Fund.  For a more complete discussion if the risks of investing in the Fund, see "Types of Investments and Related Risks."

● The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment.

●The Fund's performance depends upon the performance of the Advisers and the selected strategies. The Fund's investments in securities and other obligations of companies that are experiencing distress (including companies involved in bankruptcy or other reorganization and liquidation proceedings) involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring.

● There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company.

● In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time.

● The Fund's investments in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default, generally are considered speculative and may be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws.

● Defaulted obligations of bankrupt issuers might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments and the amount of any recovery may be affected by the relative security of the Fund's investment in the capital structure of the issuer.

● The Fund's investments in expectation of a specific event or catalyst can result in losses if the event fails to occur or it does not have the effect foreseen.

● The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold, which is an unlimited risk due to the lack of an upper limit on the price to which a security may rise.  In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed by the Fund at reasonable costs.

● The Advisers may use a long and short credit investment strategy in pursuit of the Fund's investment objective. The strategy involves investing in both long and short positions, and may require an advanced level of analysis. The strategy may not be successful.

● The Fund's investments in various types of debt securities and instruments may be secured, unsecured, rated or unrated, are subject to non-payment risk, and may be speculative in nature.

● Increases in interest rates may cause the Fund's investments in fixed rate debt securities to decline in price.

● In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund.

● During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled, which could reduce income and returns.

● Issuers of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due.

● High yield securities may be particularly susceptible to economic downturns, which could cause losses. Such investments are subject to greater risk of loss of principal and interest than higher-rated securities, experience greater sensitivity to changes in interest rates, and are considered to be speculative.

● Risks associated with bank loans include: (i) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; (ii) the borrower's inability to meet principal and interest payments and interest payments on its obligations (i.e., credit risk); and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the borrower and general market liquidity (i.e., market risk). Certain loans may not be purchased or sold as easily or as quickly as publicly traded securities.

● The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those which trade on an exchange.

● Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

● The value of convertible securities may be adversely affected by changes in interest rates, as well as the market price and volatility of the underlying security.

● Subject to the limitations and restrictions of the 1940 Act, the Fund may use leverage by borrowing money for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Fund's volatility.  Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund will have to pay interest and dividends on its borrowings, which may reduce the Fund's current income.

● The Fund's investments may include companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates.

● The Fund may engage in a variety of derivative transactions, such as cleared derivative transactions, options, swaps and futures. These transactions are subject to certain risks, including that: (i) the value of a particular investment will change in a way detrimental to the Fund's interests; (ii) derivative products are specialized instruments that require investment techniques and risk analyses; (iii) a loss may be sustained by the Fund as a result of the failure of the other party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract; (iv) the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights, which may result in costly and unpredictable legal proceedings required for the Fund to enforce its contractual rights; (v) a particular derivative  instrument is difficult to purchase or sell; and (vi) for derivatives with a leverage component, adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

● If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

● There is no limitation on the size or operating experience of the companies in which the Fund may invest. Investments in smaller companies may entail a greater risk than investments in larger companies.

● General fluctuations in the market prices of securities may affect the value of the investments held by the Fund.

● Although the U.S. and foreign credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future.

● Non-U.S. investments may be subject to a greater risk than U.S. investments.

● The investments of the Fund that are not denominated in the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies.

● The Fund has not placed any limit on the rate of portfolio turnover. A high portfolio turnover rate can result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and in taxable costs for investors depending on the tax provisions applicable to such investors.

● Investments in cash items generally may produce lower than expected returns, could result in losses and may provide less liquidity than anticipated by the Fund at the time of investment.

● The Fund is a non-diversified, closed-end management investment company with no performance history that Shareholder can use to evaluate the Fund's investment performance.  The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.

● The returns on the Fund's investments may not be commensurate with the risk of investment in the Fund.  Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

● The Advisers may receive a performance-based incentive fee (the Incentive Fee).  These performance incentives may create an incentive for the Advisers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based Incentive Fee.

● An investor may be subject to an Incentive Fee, even if his or her investment declines in value.

● The Fund is a non-diversified fund which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

● The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion.  Additional purchases will dilute the indirect interests of existing Shareholders in the Fund's investments.

● The transferability of Shares is subject to certain restrictions. In addition, there is no market exchange available for Shares of the Fund thereby making them illiquid and difficult to dispose of.

● The Fund may repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder under certain circumstances, thereby depriving an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.  Any such repurchases will be made on an involuntary basis without Shareholder consent.

● The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. Repurchase offers may not exceed 25% of the Fund's NAV. Certain repurchases may be subject to a fee.  Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund's schedule for repurchase offers and submit repurchase requests accordingly.  Investors cannot rely on the Fund to make repurchase payments, including to meet minimum annual distributions.

● Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable, which could have a material adverse effect on the value of the Shares.

● The Fund intends to qualify as a RIC under the Code, but may be subject to substantial tax liabilities if it fails to so qualify.

● Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund.  The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue.

● The Fund will be registered as an investment company under the 1940 Act, which may limit its investment flexibility compared to a fund that is not so registered.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.  See "Types of Investments and Related Risks."

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

To invest in Class A Shares of the Fund, a prospective investor must open a brokerage account with a Selling Agent or the Distributor. Any costs associated with opening such an account are not reflected in the following table or the Examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

	Class A	Class I
TRANSACTION FEES

Maximum sales load (percentage of purchase amount)(1)	3.00%	None

Maximum repurchase fee(2)	2.00%	2.00%

ANNUAL FUND EXPENSES (as a percentage of the Fund's average net assets attributable to each Class of Shares)(3)

Management Fee	1.50%	1.50%

Incentive Fee(4)	—	—

Interest Expense on Securities Sold Short(5)	0.66%	0.66%

Other Expenses(6)	63.23%	7.94%

Distribution and Servicing Fee	0.75%	None

Total Annual Fund Expenses	66.14%	10.10%

Less Fee Waiver and Expense Reimbursement(7)	(62.48)%	(7.19)%

Annual Net Expenses(8)	3.66%	2.91%

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return and including the Incentive Fee that would result from such a return:

Class A

1 year	3 years	5 years	10 years
$40.01	$122.30	$208.80	$462.96

Class I

1 year	3 years	5 years	10 years
$33.86	$110.08	$197.49	$454.45

The examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

(1)
Investors purchasing Class A Shares may be charged a sales load of up to 3.00% of the investment amount. The table assumes the maximum sales load is charged. The Distributor and/or a Selling Agent may, in its discretion, waive all or a portion of the sales load for certain investors. See "Plan of Distribution."

(2)
An early repurchase fee, equal to 2% of the NAV of the Shares repurchased, will be charged with respect to the repurchase of a Shareholder's Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder's purchase of the Shares (on a "first in-first out" basis).  An early repurchase fee payable by a Shareholder to the Fund may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder.  The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors.  See "Repurchases and Transfers of Shares."

(3)	The expenses are based on the Fund's net assets as of May 31, 2016.

(4)
The Fund pays the Adviser an annual performance-based Incentive Fee promptly after the end of each Fiscal Year equal to 20% of the amount by which (A) the Fund's Net Profits attributable to each Class of Shares for the relevant Fiscal Year exceed (B) the positive balance, if any, of the Loss Recovery Account maintained with respect to such Class as of the end of the Fiscal Year (adjusted as described below); provided, however, that the Incentive Fee shall be reduced by the aggregate amount of Quarterly Payments made by the Fund in respect of such Class to the Adviser in respect of the first three calendar quarters of the relevant Fiscal Year. For purposes of determining the Fund's NAV attributable to such Class, the Incentive Fee will be calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund's Fiscal Year). Because the Incentive Fee is speculative, no Incentive Fee is presented for the initial year of operations. See "Incentive Fee."

(5)	These expenses represent estimated interest payments the Fund expects to incur in connection with short sales of securities during the current fiscal year. See "Investment Program — Leverage."

(6)	Other Expenses are estimated for the Fund's current fiscal year.

(7)
The Advisers have contractually entered into an “Expense Limitation Agreement” with the Fund for a two-year term beginning on January 1, 2016 and ending on the second anniversary thereof to limit the amount of “Specified Expenses” borne by the Fund in respect of Class A and Class I Shares during the Limitation Period to an amount not to exceed 0.75% and 0.75% per annum, respectively, of the Fund’s net assets attributable to such Class (the “Expense Cap”).  “Specified Expenses” is defined to include, but is not limited to, the Fund’s organizational expenses, as well as fees for administration, custody, transfer agency, accounting, trustee, legal, audit, compliance and the external Board of Directors, provided that the following expenses are excluded from the definition of Specified Expenses:   (i) the Advisory Fee, the Incentive Fee, and all transaction expenses of the Fund, (ii) interest expenses on Fund borrowings, (iii) Distribution and Servicing Fees in respect of any Class of Shares, and (vi) taxes and extraordinary expenses. The Advisers may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Advisers will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  To the extent that the Advisers bear Specified Expenses in respect of a Class of Shares, they are permitted to receive reimbursement for any expense amounts previously paid or borne by the Advisers, for a period not to exceed three years from the date on which such expenses were paid or borne by the Advisers, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap. The reimbursement obligation of the Advisers with respect to the Fund's Class A Shares extends to Specified Expenses that were paid, absorbed or reimbursed by the Advisers in respect of Ramius Archview Credit and Distressed Feeder Fund, a feeder fund that invested substantially all of its assets in the Fund prior to being liquidated upon the Fund's issuance of Class A Shares, and that were not reimbursed by Ramius Archview Credit and Distressed Feeder Fund to the Advisers prior to its liquidation.

(8)	Annual Net Expenses include expenses excluded from the Fund's contractual fee waiver.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "Fund Expenses," "Advisory Fee," "Incentive Fee" and "Purchases of Shares."

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on May 12, 2015. The Advisers and their affiliates initially seeded the Fund with $12 million when the Fund began operations on January 1, 2016 and the Fund intends to offer on a continuous basis up to 20 million shares of beneficial interest. The Fund’s principal office is located at 599 Lexington Avenue, 19th Floor, New York, NY 10022, and its telephone number is (877) 672-6487. Investment advisory services are provided to the Fund by the Adviser and Sub-Adviser pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, respectively. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund."

USE OF PROCEEDS

Under normal market circumstances, the proceeds from the sale of Shares, net of the Fund's fees and expenses, are invested by the Fund to pursue its investment program and objectives as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.

SEED CAPITAL

In order to facilitate the launch of the Fund, the Advisers and their affiliates made seed investments of $12 million in the aggregate in the Fund's Shares as of January 1, 2016 (when the Fund began operations).

FINANCIAL HIGHLIGHTS

The Fund does not yet have six months of operations as of the date of this Prospectus and therefore does not have a financial history.

INVESTMENT PROGRAM

Investment Objective

The Fund seeks to generate total returns while minimizing the risk of loss.

The Fund's investment objective is fundamental and may only be changed by the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund.

Investment Strategy

The Fund intends to invest at least 80% of its assets (plus borrowings for investment purposes) in securities of leveraged or financially distressed companies, including debt and equity securities, loans, trade claims (direct obligations or claims against companies in bankruptcy), and derivative instruments referencing such companies. Many of these distressed companies may undergo debt restructurings or reorganizations under federal bankruptcy law, while others may restructure outside of bankruptcy. In addition, the Fund will typically take long and short positions in securities, loans and derivatives that the Advisers believe are mispriced, particularly if the Advisers have identified catalysts which they believe may eliminate these mispricings.

The Fund's portfolio composition may change considerably, depending on the types of opportunities that are available. There may be times when economic conditions are so robust that there are few good opportunities in distressed securities. The Advisers generally evaluate the potential returns available in the investment strategies discussed herein, and other appropriate strategies as determined by the Advisers, and adjust the Fund's portfolio accordingly. In particular, in order to maintain flexibility and to capitalize on investment opportunities as they arise, the Fund will not be required to invest any particular percentage of its portfolio in any type of strategy, investment, industry or region, and the portion of the Fund's portfolio which is invested in any type of strategy or investment, which is long or short, or which is weighted in different industries or regions, can change at any time based on the availability of attractive market opportunities.

The Fund's investment strategy is not subject to specific restrictions regarding the exposure of its overall portfolio or investments in a single issuer or a single industry. However, the Advisers may, from time to time, adopt internal guidelines regarding its exposure and such investments.

The Advisers generally seek to minimize the risk of capital loss in the Fund. The Advisers seek to continually evaluate the risk of potential loss on individual positions and employ several means of risk management. First, the Fund's strategy of investing in securities that have already declined substantially is expected to limit risk because most of these securities are likely to be trading at valuation discounts to the overall market. Second, the Fund may diversify its investments among different markets, asset classes and industries. Third, the Fund may hedge some of its investments by selling short securities that are directly or indirectly related to its investments. Fourth, the Fund may at times enter into market hedges to protect against dramatic and sustained declines in asset values. Although the Fund may employ the hedges mentioned above, the Fund generally will have a net long portfolio (i.e., the value of the Fund's long positions generally will exceed the value of the Fund's short positions).

Although the Advisers do not generally expect to use significant direct leverage, the Fund may utilize leverage at such times and in such amounts as the Advisers deem prudent. The Fund may utilize instruments such as swaps (including total return, credit default, and interest rate swaps) or options, which contain inherent leverage, and as a result increase the effective leverage in the Fund's portfolio. In addition, the Fund may utilize repos, a credit facility or similar leverage, but does not expect to do so for sustained periods. The Fund has broad and flexible investment authority. Accordingly, the Fund's investments may at any time include long or short positions in U.S. or non-U.S., publicly traded or privately issued or negotiated common stocks, preferred stocks, stock warrants and rights, sovereign debt, bank debt (i.e., certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation), corporate debt, loans, bonds, notes or other debentures or debt participations, convertible securities, swaps, options (purchased or written), futures contracts, commodities and other derivative instruments, trade claims, partnership interests and other securities or financial instruments including those of investment companies. The Fund will not invest in any loans that the Sub-Adviser originates unless it has received exemptive relief from the Securities and Exchange Commission (the "SEC") permitting such transactions. There can be no assurance that the Fund will achieve its investment objective.

Other Investment Strategies

The Advisers intend to invest the assets of the Fund in long and short credit and other investment strategies. The Fund will generally take long positions in investments that the Sub-Adviser believes offer the potential for attractive returns under various economic and interest rate environments. The Fund will generally take short positions in investments that the Sub-Adviser believes will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates, among other factors. The Advisers believe that changing investment environments over time offer attractive investment and varying degrees of investment risk opportunities in the Fund's target markets. There can be no assurance that these strategies will be attractive at any particular time.  The Adviser believes that long and short credit and other investment strategies may produce capital appreciation more consistently and with less volatility than would most other individual traditional or alternative investment strategies.

The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

Portfolio Composition

Distressed Securities. The Advisers believe that one of the Sub-Adviser's core competencies is analyzing the securities of companies that are facing operational or financial problems. These problems may include industry issues (pricing, lack of demand, or technological change), strategic or management issues, liquidity concerns, and legal or regulatory issues. The Advisers believe the markets for these types of securities are frequently inefficient because existing holders are often unprepared or ill-equipped to evaluate the impact that these financial or operational problems will have on the value of their securities. Consequently, the Advisers believe that there is a natural redistribution of these securities to holders whose investment horizon and value orientation allow them to buy securities that are often deeply discounted and undervalued.

The Advisers analyze companies along several dimensions. Depending on the company and its predicament, the Advisers may look at a company's competitive position, industry prospects, liquidity, capital needs, financial resources, legal issues, asset value, liquidation value, management resources, and projected cash flows. The Advisers then typically combine this analysis with an analysis of potential restructuring plans; the estimated payments to holders of instruments at each seniority level of the company's capital structure and whether such estimated payments are in cash or new securities (also called the "waterfall of value and its form"); and the estimated timing of any reorganization. The form of investment depends upon the capital structure of the company, the relative prices of its debt and equity securities and the terms of those securities, including collateral, covenants and claim amounts.

The Fund may invest in many different types of distressed securities. A significant percentage of the Fund's investments is typically in senior bank debt, senior notes and subordinated notes. Bank debt is a privately traded instrument that is often illiquid. However, bank debt is frequently secured by collateral, is generally the most senior level of the capital structure, and often provides for a higher overall investment recovery relative to subordinated creditors. Senior and subordinated notes may be publicly traded or privately placed. Public notes are usually not listed on an exchange but are typically freely traded through institutional brokers. The Fund may invest in other instruments, including trade claims, liquidating vehicles, litigation trusts, deferred interest bonds such as zero-coupon bonds, cash and cash items, which are discussed in "Types of Investments and Related Risks".

The Fund's distressed investments typically focus on companies domiciled in North America, Europe, and Latin America. Although the Fund may invest in companies domiciled in other regions, including Asia, these investments generally are limited to a small portion of the portfolio. While the Fund expects most of its investments to be passive, the Fund may actively participate in corporate restructurings if the Advisers determine that such participation would be beneficial to the Fund. The Fund's participation may involve working with other creditors and may also include membership on ad hoc or official creditors' committees when the Advisers believe that the advantages of participation in such committees outweigh the trading, confidentiality and other restrictions that such membership may entail.

Stressed High Yield Securities and Syndicated Loans. In addition to the Fund's investments in distressed securities, the Fund may also invest in syndicated bank loans and high yield bonds (also known as "junk bonds"). The Fund typically invests in bank loans and high yield bonds anticipating specific catalysts that the Advisers believe will enhance the value of the investment without altering the form of the investment instrument. The high yield bond market consists of secured and unsecured debt of companies that are rated below investment grade. The high yield bond market is large and has grown rapidly in recent years due to the increase in leveraged buyout activity, although future growth trends are uncertain in light of recent economic events. Investments in the high yield market typically have less risk than investments in distressed securities and consequently have lower expected returns. The Fund generally seeks to invest in high yield bonds and syndicated loans for both income and capital appreciation. High yield bonds and loans are usually liquid, but the market does have periods of illiquidity, which may be caused by events in the credit markets, such as an oversupply of new issues or large defaults, by dislocations in other markets, such as the U.S. equity market or U.S. Government bond market, or by hedge fund or mutual fund losses or redemptions. The Fund generally seeks to invest in the high yield market when these periods of illiquidity exist because prices are usually attractive relative to credit risk during such periods. The Fund generally seeks to utilize the high yield market to short bonds with deteriorating credit fundamentals and to enter into capital structure arbitrage trades (where the Fund purchases bonds or loans at one level of the capital structure and hedges its investment by shorting other securities at a different layer of the capital structure).

Other Investments. The Fund seeks to purchase or sell short equity and other securities that utilize complementary investment skills to its debt strategies. These investments typically involve one of three general types of strategies. The first strategy is a value-oriented strategy focused on companies whose securities have declined substantially due to industry or company specific issues. The second strategy is one focused on investments in undervalued securities where a catalyst is expected to bring about a revaluation of its securities. The types of catalysts that drive pricing include restructurings, reorganizations, spin-offs, management and operational initiatives, capital market transactions, lawsuits, regulatory decisions, industry consolidation and asset divestitures. The third strategy involves shorting the equity or debt securities of companies expected to experience negative events. These types of events may include, but are not limited to, deteriorating credit fundamentals and bankruptcy filings.

 RELATED PERFORMANCE INFORMATION

Set forth in Appendix A is performance information of two privately offered funds managed by the Sub-Adviser whose investment objectives, strategies, policies and restrictions are in all material respects equivalent to those of the Fund.

LEVERAGE

The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through the use of reverse repurchase agreements or similar instruments or a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments, though the Fund does not expect to do so for sustained periods. The Fund may also utilize swaps or options to leverage the Fund's portfolio.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund's borrowings will at all times be subject to the Asset Coverage Requirement.

In general, the use of leverage by the Fund may increase the volatility of the Fund. See "Types of Investments and Related Risks — Investment Risks — Leverage."

TYPES OF INVESTMENTS AND RELATED RISKS

Investing in the Fund involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. The following discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

Investment Risks

An investment in the Fund involves a high degree of investment risk, including the risk that the entire amount invested may be lost. The Fund will make investments using strategies and financial techniques with significant risk characteristics. No guarantee is made that the investment objectives of the Fund will be realized. There is no guarantee that the Fund will be able to control investment risks or that the risks will not aggregate in a manner adverse to the Fund. The risks associated with particular investments by the Fund include, but are not limited to, the following:

Distressed and Event-Driven Investing Risk. The Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant income and returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may also invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macroeconomic event impacting relevant markets) or an event that is specific to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the Fund to make judgments concerning (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund's investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, significant losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Fund had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring, which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which may be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Distressed Securities; Bankruptcy and Other Proceedings. The Fund will be authorized to invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments and the amount of any recovery may be affected by the relative security of the Fund's investment in the capital structure of the issuer. Certain debt securities in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In addition, under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. If the Fund, the Adviser, or the Sub-Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or investors of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Short Sales. The Advisers make short sales of investment securities on behalf of the Fund. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Fund engages in short sales only where it believes the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold, which is an unlimited risk due to the lack of an upper limit on the price to which a security may rise. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed by the Fund at reasonable costs. If a request for return of borrowed securities occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. Any of these factors could make the Fund unable to execute its investment strategy.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and is expected to adopt rules requiring monthly public disclosure of short positions in the future. In addition, other jurisdictions in which the Fund may trade have adopted reporting rules for short sales and short positions. If the Fund's short positions or its strategy become generally known, it could have a significant effect on the Advisers' ability to implement their investment strategies. In particular, it would make it more likely that other investors could cause a "short squeeze" in the securities held short by the Fund, forcing the Fund to cover its positions at a loss. In addition, if other investors engaged in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. The SEC has recently adopted restrictions on the short sales of securities which fall more than 10 percent in a given day (referred to as the "circuit breaker" or "modified uptick" rule). Such events and these and other restrictions on the Advisers' ability to engage in short sales could make the Advisers unable to execute the Fund's investment strategy and cause losses to the Fund.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund's ability to achieve its investment objective and generate returns.

Long and Short Credit Investment Strategy Risk. The Advisors may use a long and short credit investment strategy in pursuit of the Fund's investment objective. The strategy involves investing in both long and short positions, and may require an advanced level of analysis. The strategy may not be successful. Investment decisions made by the Advisors in using such strategy may not produce the returns expected by the Advisors, may cause the securities held by the Fund to lose value which, in turn, would cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Bank Loans. The Fund may invest in loans and other types of debt instruments and securities. Such investments may be secured, partially secured or unsecured and may be rated or unrated, and whether or not rated, may have speculative characteristics. Changes in interest rates generally will cause the value of fixed rate debt investments held by the Fund to vary inversely to such changes. Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations.

Risks associated with bank loans include: (i) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; (ii) the borrower's inability to meet principal and interest payments and interest payments on its obligations (i.e., credit risk); and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the borrower and general market liquidity (i.e., market risk). If bank loans become nonperforming, the loans may require substantial workout negotiations or restructuring that may result in, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan.

In addition to the risks noted above, due to required third party consents or other reasons, certain loans may not be purchased or sold as easily or as quickly as publicly traded securities. Moreover, historically, the trading volume in the loan market has not been as liquid as the market for public securities.

The Fund may acquire interests in loans either directly (by way of assignment ("Assignment")) or indirectly (by way of participation ("Participation")) or through the acquisition of synthetic securities, structured finance securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. The Fund may also originate loans either directly or through direct or indirect subsidiaries or special purpose vehicles established by the Advisers. The purchaser, in an Assignment of a loan obligation, typically succeeds to all the rights and obligations of the selling institution (the "Selling Institution") and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by the Fund in a portion of a debt obligation held by a Selling Institution typically result in a contractual relationship only with such Selling Institution, not with the obligor. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. As a result, the Fund would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, the Fund may be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.

Purchasers of loans are predominately commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are provided confidential information relating to the borrower, the unique and customized nature of the loan agreement and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. In addition, historically the trading volume in the loan market has been small relative to the market for high yield debt securities.

High Yield Securities. The Fund may make investments in "high yield" debt and preferred securities which are rated lower than investment grade by the various credit rating agencies (or in comparable non-rated securities). Securities that are rated lower than investment grade are subject to greater risk of loss of principal and interest than higher-rated securities, experience greater sensitivity to changes in interest rates, and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. The market values of certain of these lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Because investors generally perceive that there are greater risks associated with lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

Securities that are rated BB+ or lower by Standard & Poor's Ratings Group ("S&P") or Bal or lower by Moody's Investors Service are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominately speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such securities.

Interest Rate Risk. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund's investments and investment opportunities and, accordingly, have a material adverse effect on the Fund's investment objectives and the Fund's rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund's financing needs, if any.

Interest rates have recently been at or near historic lows. The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility. The Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Prepayment and Maturity Extension Risk. Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations the Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers' financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income to investors. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

Credit Risk. Issuers of bank loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This nonpayment would result in a reduction of income to the Fund, a reduction in the value of the bank loans or credit instrument experiencing nonpayment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund's investments in bank loans and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer's obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing bank loans or credit instrument. To the extent that the credit rating assigned to a security in the Fund's portfolio is downgraded, the market price and liquidity of such security may be adversely affected. To the extent the Fund invests in high yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Credit Ratings Risk. Credit ratings represent only the opinion of the rating agency with respect to the ability of a company to make principal and interest payments on its securities. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. Further, there may be limits on the effectiveness of the rating agencies' financial models. For these and other reasons, a credit rating may not fully reflect the risks inherent in the relevant security. Further, a rating agency may have a conflict of interest with respect to a security for which it assigns a particular rating. For example, if the issuer or sponsor of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. In other words, a security or an issuer may maintain a certain credit rating even though conditions have deteriorated or improved since the rating was issued. Consequently, credit ratings should not necessarily be relied upon as an indicator of investment quality. If a rating agency changes the rating assigned to one or more of the Fund's investments, the Fund is not required to sell the relevant securities.

Liquidity Risk. The markets for many securities and other investments are thinly traded from time to time. This lack of liquidity and market depth could disadvantage the Fund, both in the realization of the prices which are quoted and in the execution of orders at desired prices or in desired quantities. The Fund may invest in assets and derivatives which it may not be able to readily sell or dispose of, including securities whose disposition is restricted by securities laws. The Fund's ability to sell assets or derivatives may be adversely affected by various factors, including limited trading volume, lack of a market maker, or legal restrictions. Other instruments, and in particular, caps, floors, collars and certain other derivatives, may also have varying liquidity and/or pricing availability. Short sales are particularly subject to liquidity risk because the Fund's purchase of securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating the loss. It is also possible that an exchange or governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded on the exchange without notice. It may not always be possible to execute a buy or sell order at the desired price or to liquidate an open position, either due to market conditions on exchanges or due to the operation of daily price fluctuation limits (the maximum permitted fluctuation in the price of a futures or options contract during any trading day) or "circuit breakers".

Inflation and Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on the Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to investors.

Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Valuation. Unlike publicly-traded common stock which trades on national exchanges, there is no central place or exchange for the securities or instruments in which the Fund intends to invest. Loans, bonds and certain other debt securities, for example, generally trade anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans, bonds and certain other debt securities may carry more risk than that of common stock which trades on national exchanges. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan, bond or other debt security is sold in the market, the amount received by the Fund is less than the value of such loan, bond or other debt security carried on the Fund's books.

Senior Loans. In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.

Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

The Fund will typically acquire senior loans through Assignments; however, in Assignments the purchaser's rights can be more restricted than those of the Selling Institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the senior loan and with regard to any associated collateral.

Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Corporate Debt. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Zero-Coupon and Deferred Interest Rate Bonds. The Fund may invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. These investments are also sensitive to credit risk, which is discussed in more detail above in "Types of Investments and Related Risks—Credit Risk."

Equity Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. A risk of investing in the Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Other risks of investing globally in equity securities may include changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding or other taxes, and difficulty in obtaining and enforcing judgments against non-U.S. entities. In addition, securities which the Advisers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Advisers anticipate. As a result, the Fund may lose all or substantially all of its investment in any particular instance.

Convertible Securities. The Fund may invest in convertible securities, which are debt securities or preferred equity securities that are exchangeable for other debt or equity securities of the issuer at a predetermined price. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on preferred equity securities until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. It is possible that the potential for appreciation on convertible securities may be less than that of a common stock equivalent.

Convertible securities may or may not be rated within the four highest categories by S&P and Moody's and, if not so rated, would not be investment grade. To the extent that convertible securities are rated lower than investment grade or not rated, there would be greater risk as to timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared or the issuer enters into another type of corporate transaction which increases its outstanding securities.

Leverage. The Advisers may utilize leverage in investing the Fund's assets, including through engaging in trading on margin by borrowing funds and pledging securities as collateral. While such use of borrowed funds increases returns if the Fund earns a greater return on the incremental investments purchased with borrowed funds than it pays for such funds, the use of leverage decreases returns if the Fund fails to earn as much on such incremental investments as it pays for such funds. The effect of leverage may therefore result in a greater decrease in the NAV of the Fund than if the Fund were not so leveraged. Any use by the Fund of short-term margin borrowings will result in certain additional risks to the Fund. For example, the securities pledged to brokers to secure the Fund's margin accounts could be subject to a "margin call," pursuant to which the Fund would be required to either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. A sudden, precipitous drop in value of the Fund's assets accompanied by corresponding margin calls could force the Fund to liquidate assets quickly, and not for what the Advisers perceive to be their fair value, in order to pay off its margin debt. In addition, the Fund may engage in certain derivative transactions which implicitly contain leverage and subject the Fund to the same risks discussed above.

Additional risks associated with the use of leverage include that the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money and that a decline in NAV results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any interest paid on the money borrowed or dividend requirements of preferred stock). In addition, a decline in NAV could affect the ability of the Fund to make dividend payments, and a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.

The 1940 Act's Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company's total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund's borrowings will at all times be subject to the Asset Coverage Requirement. If the asset coverage for debt securities declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

Leveraged Companies. The Fund's investments may include companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the portfolio companies to adverse economic factors such as downturns in the economy or deterioration in the condition of the portfolio company or its industry. Additionally, the securities acquired by the Fund may be the most junior in what will typically be a complex capital structure, and thus subject to the greatest risk of loss.

Risks of Derivative Instruments. The Fund may engage in a variety of derivative transactions. A derivative is a financial contract the value of which depends upon, or is derived from, the value of underlying assets, reference rates or indices. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, options, forward contracts, repurchase or reverse repurchase agreements or other over-the-counter contracts. The Fund may use derivatives for many purposes, including as a substitute for direct investment in securities or other assets, as a means to hedge other investments and to manage liquidity and excess cash. The Fund also may use derivatives as a way to adjust its exposure to various securities, markets and currencies without actually having to sell existing investments and/or make new investments.

In addition, the U.S. government recently enacted new legislation which includes provisions for new regulation of the derivatives market, including new clearing, margin reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. The regulatory changes could, among other things, restrict the Fund's ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result. Additionally, the new requirements may result in increased uncertainty about counterparty credit risk. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. (See "Types of Investments and Related Risks — Investment Risks — Cleared Derivative Transactions.")

All derivative instruments, including options, forward contracts and swap contracts involve risks different from, and, in certain cases, greater than the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

Market Risk: This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interests.

Management Risk: Derivative products are specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into and the ability to assess the risk that a derivative adds to the Fund's portfolio.

Counterparty Credit Risk: This is the risk that a loss may be sustained by the Fund as a result of the failure of the other party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for over-the-counter derivatives, because the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides additional protections in the event of non-performance by the counterparty. Sometimes the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives as to which the counterparty's obligations are not secured by collateral, that require collateral but in which the Fund's security interest is not perfected, that require significant upfront deposits unrelated to the derivatives' intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain over the counter derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty's obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. These risks may be particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks such as those evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in the mark-to-market obligations arising under the derivatives used by the Fund. These risks may be further exacerbated by requirements under rules issued pursuant to recently enacted financial reform legislation. (See "Types of Investments and Related Risks — Investment Risks — Custodial Risk" and "Types of Investments and Related Risks — Investment Risks — Counterparty Risk.")

Documentation Risk: Many derivative instruments also have documentation risk. Because the contract for each over-the-counter derivative transaction is individually negotiated with a specific counterparty, there exists the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Advisers believe are owed to it under derivatives instruments or those payments may be delayed or made only after the Fund has incurred the costs of litigation. Also, payment amounts calculated in connection with standard industry conventions for resolving contractual issues (e.g., ISDA protocols and auction processes) may be different than would be realized if a counterparty were required to comply with the literal terms of the derivatives contract (e.g., physical delivery). There is little case law interpreting the terms of most derivatives or characterizing their tax treatment. In addition, the literal terms of an over-the-counter contract may be applied in ways that are at odds with the investment thesis behind the decision to enter into the contract.

Liquidity Risk: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter derivatives or the credit markets), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Less liquid derivatives may also fall more in price than other securities during market falls.

Leverage Risk: Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Other Risks: Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular over-the-counter derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Advisers will produce valuations that are consistent with the values realized when over-the-counter derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payment requirements to counterparties, under collateralization and/or errors in calculation of the Fund's NAV. Furthermore, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track. The risk may be more pronounced when outstanding notional amounts in the market exceed the amounts of the referenced assets. Derivatives are also subject to currency and other risks. Suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive. Consequently, the Fund's use of derivatives may not always be an effective means of furthering the Fund's investment objective.

Counterparty Risk. The Fund is exposed to counterparty risk to the extent it uses "over-the-counter" derivatives, enters into repurchase agreements, lends its portfolio securities or allows a prime broker, if any, or an over-the-counter derivative counterparty to retain possession of collateral. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Certain markets in which the Fund may effect transactions are "over-the-counter" or "interdealer" markets, and may also include unregulated private markets. The lack of a common clearing facility creates counterparty risk. The participants in such markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of "exchange-based" markets. This exposes the investor to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund may also be exposed to similar risks with respect to non-U.S. brokers in jurisdictions where there are delayed settlement periods.

There can be no assurance that a counterparty will be able or willing to make timely settlement payments or otherwise meet its obligations, especially during unusually adverse market conditions. The Fund typically may only close out over-the-counter transactions with the relevant counterparty, and may only transfer a position with the consent of the particular counterparty. When a counterparty's obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk is still present even if a counterparty's obligations are secured by collateral because the Fund's interest in collateral may not be perfected or additional collateral may not be promptly posted as required. To the extent the Fund allows a prime broker, if any, or any over-the-counter derivative counterparty to retain possession of any collateral, the Fund may be treated as an unsecured creditor of such counterparty in the event of the counterparty's insolvency. Counterparty risk also may be more pronounced if a counterparty's obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from marked-to-market value of the instrument.

The Fund will be exposed to the credit risk of its counterparties and may also bear the risk of settlement default. For example, although the seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price, default by the seller would expose the Fund, as buyer, to possible loss due to adverse market action or delay in connection with the disposal of the underlying obligations. Conversely, where the Fund acts as seller under a repurchase agreement it is exposed to the risk of the buyer defaulting in its obligation to return the securities when it is required to do so, and the Fund could realize a loss on the purchase of the underlying security to the extent that the purchase price of the underlying security is greater than the cash collateral posted by the buyer. In addition, if the seller becomes involved in bankruptcy or litigation proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller's estate.

Securities purchased or sold on a "when-issued" or "delayed delivery" basis involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the value of the securities to be sold increases prior to a settlement date. Loans of securities also involve risks of delay in receiving additional collateral or in recovering the securities loaned, or possibly loss of rights in the collateral, should the borrower of the securities become insolvent.

Additionally, the Fund may be exposed to documentation risk, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract (e.g., the definition of default). If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund, therefore, may be unable to obtain payments the Advisers believe are owed to it under over-the-counter derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Due to the nature of the Fund's investments, the Fund may invest in derivatives and/or execute a significant portion of its securities transactions through a limited number of counterparties and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. In addition, the creditworthiness of a counterparty may be adversely affected by larger than average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The Advisers evaluate the creditworthiness of the counterparties to the Fund's transactions or their guarantors at the time the Fund enters into a transaction. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all transactions with one counterparty. The ability of the Fund to transact business with any one of a number of counterparties, the lack of any meaningful and independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. (See "Types of Investments and Related Risks — Investment Risks — Risks of Derivative Instruments.")

Counterparty risk may be further complicated by recently enacted U.S. financial reform legislation which includes provisions for new clearing, margin and reporting requirements for derivatives transactions and new restrictions on the types of derivatives transactions that can be entered into by certain financial companies. The ultimate impact of these regulatory changes remains unclear because much is left to rule making by the CFTC and the SEC, however, these new requirements could mean that the Fund will face less creditworthy counterparties on certain derivatives transactions. Also, the new legislation may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty, because of powers granted to clearinghouses and to the Federal Deposit Insurance Corporation to limit or delay close-out of derivatives positions of insolvent clearing members or financial companies and to transfer such positions to other entities.

Cleared Derivative Transactions. Certain derivatives transactions used by the Fund, including some interest rate swaps and credit default index swaps, are required to be cleared. In a cleared derivatives transaction, the Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives transactions through accounts at clearing members, who are futures commission merchants who are members of the clearing houses. The Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. The Fund's clearing members guarantee the Fund's performance of its obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members can generally require termination of existing cleared derivatives transactions at any time and increase the amount of margin required to be provided by the Fund to the clearing member for any cleared derivatives transaction above the amount of margin that was required at the beginning of the transaction. Any such termination or increase could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or which the Advisers expect to be cleared), and no clearing member is willing to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

Options. The Advisers may invest in options. Purchasing put and call options, as well as writing such options, are highly specialized activities and entail greater than ordinary investment risks. Although an option buyer's risk is limited to the amount of the original investment for the purchase of the option, an investment in an option may be subject to greater fluctuation than is an investment in the underlying securities. In theory, an uncovered call writer's loss is potentially unlimited, but in practice the loss is limited by the term of existence of the call. The risk for a writer of a put option is that the price of the underlying securities may fall below the exercise price. The ability to trade in or exercise options may be restricted in the event that trading in the underlying securities interest becomes restricted.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) are generally established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Swaps. The Fund utilizes swaps and other derivative transactions to some degree where it believes it will further the objectives of the Fund. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose the Fund to unlimited risk of loss. Swaps may be used as an alternative to futures contracts. To the extent the Fund invests in repos, swaps, forwards, futures, options and other "synthetic" or derivative instruments, counterparty exposures can develop and the Fund takes the risk of nonperformance by the other party on the contract. This risk may differ materially from those entailed in exchange-traded transactions which generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default. In the international securities markets, the existence of less mature settlement structures and systems can result in settlement default and exposure to counterparty credits.

Futures and Related Options. The Advisers may buy and sell futures contracts and related options on behalf of the Fund. A futures contract is an agreement between two parties to buy and sell a specific quantity of a commodity (including a securities index or an interest-bearing security) for a set price at a future date. The Fund may also buy and sell call and put options on futures or on securities indexes in addition to or as an alternative to purchasing or selling futures contracts, or, to the extent permitted by applicable law, to earn additional income.

The use of futures and options involves certain special risks. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying securities, securities index, currencies or other commodities or of the securities or currencies in the Fund's portfolio which are the subject of the hedge (to the extent the Fund uses futures and options for hedging purposes). The successful use of futures and options further depends on the Advisers' ability to forecast market or interest rate movements correctly. Other risks arise from the Fund's potential inability to close out its futures or options positions, and there can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. The use of futures and options for purposes other than hedging is regarded as speculative. Certain regulatory requirements may also limit the Fund's ability to engage in futures and options transactions.

Pooled Investment Vehicles and Pass-through Entities. The Fund may invest or take short positions in pooled investment vehicle and pass-through entities, including affiliated or third-party unregistered investment vehicles, investment companies registered under the 1940 Act, master limited partnerships and real estate investment trusts ("Pooled Investment Vehicles"). These Pooled Investment Vehicles may be subject to fees, including other asset-based or performance-based compensation. To the extent the Fund invests directly in Pooled Investment Vehicles and other "pass-through" entities which are treated as partnerships for federal income taxation purposes, the Fund must rely on such vehicles to deliver to it certain tax information that is necessary to complete the Fund's own tax returns. If this information is not delivered to the Fund in a timely fashion, the Fund will be delayed in providing tax information. To the extent the Fund's investment in a Pooled Investment Vehicle is via a derivatives instrument, such as a swap agreement, the Fund's counterparty assumes responsibility for any such tax reporting.

Investment in Small Companies. There is no limitation on the size or operating experience of the companies in which the Fund may invest. Some small companies in which the Fund may invest may lack management depth or the ability to generate internally or obtain externally the funds necessary for growth. Companies with new products or services could sustain significant losses if projected markets do not materialize. Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Such companies may be small factors in their industries and may face intense competition from larger companies and entail a greater risk than investment in larger companies.

Financial Market Fluctuations. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets will also likely increase the risks inherent in the Fund's investments. There is no guarantee that ordinary and prudent precautions for natural and other disasters will provide an effective connection between the Advisers and markets in the event of large-scale disruptions in the United States or, alternatively, in the countries where the Advisers execute trades.

Economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. The Fund's investment strategy and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Fund. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Advisers or their affiliates will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as "systemic risk" and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Credit Market Developments. Although the U.S. and foreign markets are not currently experiencing the same levels of disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain borrowers may, due to macroeconomic conditions, be unable to repay loans or other indebtedness during this period. A borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the loans and foreclosure on its assets, to the extent such loans or indebtedness are secured, which could trigger cross-defaults under other agreements and jeopardize the borrower's ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund's debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Fund's loans or other debt instruments and the value of its equity investments.

These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to investors. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV.

Economic Recession or Downturn Risk. Many of the Fund's portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay the Fund's debt investments during these periods. Therefore, the Fund's non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing its senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in the Fund's portfolio and a decrease in the Fund's revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund's funding costs, limit the Fund's access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund's operating results.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that war, terrorism, and related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on the U.S. and world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Fund's investments. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and non-U.S. economies and markets generally. Those events as well as other changes in U.S. and non-U.S. economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. At such times, the Fund's exposure to a number of other risks described elsewhere in this section can increase.

U.S. Credit Rating and European Economic Crisis Risk. In August 2011, S&P lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," which was affirmed by S&P in June 2013. In January 2012, S&P lowered its long-term sovereign credit ratings for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain.

Recent U.S. budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. The impact of any further downgrade to the U.S. government's sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact the Fund's ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from any further downgrade of the U.S. government's sovereign credit rating or the economic crisis in Europe could have a material adverse effect on the Fund's business, financial condition and results of operations.

Investment in Non-U.S. Securities. The Fund may invest in non-U.S. securities. Such investments may be subject to a greater risk than U.S. investments due to non-U.S. economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of taxes on dividends, interest payments, or capital gains, difficulties in effecting the repatriation of capital invested abroad, the need for approval by government or other authorities to make investments, and possible difficulty in obtaining and enforcing judgments against non-U.S. entities and other factors beyond the control of the Advisers. Furthermore, issuers of non-U.S. securities are subject to different, often less comprehensive accounting, auditing, and financial standards, and reporting and public disclosure requirements than U.S. issuers. The securities markets of some countries in which the Fund may invest may be subject to reduced levels of governmental regulation and have substantially less volume than those in the United States, and securities of certain companies in these countries are less liquid and more volatile than securities of comparable U.S. companies. Accordingly, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Alternatively, the securities markets of some countries in which the Fund may invest may be subject to the effects of increased or unexpected governmental interventions, which could also have an adverse effect on such markets. Brokerage commissions and other transaction costs on securities exchanges in non-U.S. countries are generally higher than in the United States. Non-U.S. securities settlements may in some instances be subject to delays and related administrative uncertainties. In some countries there are restrictions on investments or investors such that the only practicable way for the Fund to invest in such markets is by entering into swaps or other derivative transactions with its prime brokers or others. Such transactions involve counterparty risks which are not present in the case of direct investments and which may not be controllable by the Advisers. Sovereign debt defaults could have material adverse effects on investments by the Fund in foreign companies, including, but not limited to, the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in the defaulting country's currency and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, certain countries may have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Any such developments and risks could impair the value of the Fund's investments and portfolio. The Fund will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Currency Risk. The investments of the Fund that are not denominated in the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. Officials in foreign countries may from time to time take actions in respect of their currencies that could significantly affect the value of the Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in that currency. The Fund may, but is not required to, invest in foreign currencies, foreign currency futures contracts and options thereon, forward foreign currency exchange contracts, or any combination thereof for hedging purposes, but there can be no assurance that such strategies will be implemented, or if implemented, will be effective.

Portfolio Turnover. The Fund has not placed any limit on the rate of portfolio turnover, and portfolio securities may be sold without regard to the time they have been held when, in the opinion of the Advisers, investment considerations warrant such action. A high portfolio turnover rate can result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced Fund performance and in taxable costs for investors depending on the tax provisions applicable to such investors.

Other Instruments and Future Developments. The Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments and swaptions and certain other customized "synthetic" or derivative investments in the future. In addition, the Fund may take advantage of opportunities with respect to certain other "synthetic" or derivative instruments which are not presently contemplated for use by the Fund or which are currently not available, but which may be developed to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Special risks may apply to the Fund's investments in the future.

Cash and Other Investments. The Fund may invest a portion of its assets in cash or cash items for investment purposes, pending other investments or as provision of margin for futures or forward contracts. These cash items must be of high quality at the time of investment and may include a number of money market instruments such as negotiable or non-negotiable securities issued by or short-term deposits with the U.S. and non-U.S. governments and agencies or instrumentalities thereof, bankers' acceptances, high quality commercial paper, repurchase agreements, bank certificates of deposit, and short-term debt securities of U.S. or non-U.S. issuers deemed to be creditworthy by the Advisers. The Fund may also hold interests in investment vehicles that hold cash or cash items. While investments in cash items generally involve relatively low risk levels, they may produce lower than expected returns, and could result in losses. Investments in cash items and money market funds may also provide less liquidity than anticipated by the Fund at the time of investment.

Investment Terms and Timeframe Risk. Delays in investing the net proceeds of this offering may impair the Fund's performance. The Fund cannot assure an investor that it will be able to identify any investments that meet the Fund's investment objectives or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest its assets on acceptable terms within the time period that it anticipates or at all, which could harm the Fund's financial condition and results of operations.

Other Risks

Limited Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with a limited performance history that Shareholder can use to evaluate the Fund's investment performance. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.

Inadequate Return. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Incentive Fee Arrangements.  The Adviser may receive a performance-based Incentive Fee generally equal to 20%, and the Sub-Adviser may earn a potion of such Incentive Fee, of the Fund's net profits.  These performance incentives may create an incentive for the Advisers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee or Incentive Fee.

Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund's NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a "non-diversified" fund for purposes of the 1940 Act, the Fund intends to elect and qualify to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in "qualified publicly traded partnerships" (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more "qualified publicly traded partnerships." The Fund intends to distribute at least annually all or substantially all of its net investment income and net capital gains as dividends to Shareholders; however, this policy may be changed at any time by the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund's Assets. The Fund's assets, including any investments made by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Dilution. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion.  Additional purchases will dilute the indirect interests of existing Shareholders in the Fund's investments prior to such purchases, which could have an adverse impact on the existing Shareholders' interests in the Fund if subsequent investments underperform the prior investments.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Limitations on Transfer; Shares Not Listed; No Market for Class A or Class I Shares. The transferability of Shares is subject to certain restrictions contained in the Fund's Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Class A Shares or Class I Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Class A Shares and Class I Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Any redemptions will be made at net asset value. Such mandatory redemptions may be made only in compliance with Rule 23c-2 under the 1940 Act. The effect of these circumstances may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return. Any repurchase by the Fund will be made on an involuntary or compulsory basis without Shareholder consent.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. Repurchase offers may be subject to a fee. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the "Notice Date"). The Notice Date generally will be 65 days prior to the quarter end date as of which the Shares to be repurchased are valued by the Fund (the "Valuation Date"). Tenders will be revocable upon written notice to the Fund until the Notice Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund's NAV as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. The Fund generally expects to pay repurchase proceeds within 30 days of the Valuation Date. The value of Shares may change significantly between the Notice Date and the Valuation Date. Moreover, because the Notice Date will be substantially in advance of the Valuation Date, Shareholders who tender shares of the Fund for repurchase will receive their repurchase proceeds well after the Notice Date. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund's schedule for repurchase offers and submit repurchase requests accordingly. Investors cannot rely on the Fund to make repurchase payments, including to meet minimum annual distributions. Repurchase offers may not exceed 25% of the Fund's NAV, and therefore an investor may receive only a portion of the requested repurchase amount. See "Repurchases and Transfers of Shares."

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares, and may have a material adverse effect on the Fund's ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund's net assets, resulting in an increase in the Fund's total annual operating expense ratio.

Distributions In-Kind.  The Fund generally expects to distribute to the holder of Shares that are repurchased a non-interest bearing, non-transferable promissory note entitling such holder to the payment, within 30 days of the applicable Valuation Date, of cash in satisfaction of such repurchase.  However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Shares.  The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund.   In such circumstances, the Advisers would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund's Shareholders.  In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.Securities received in-kind may remain at market risk until sold and shareholders may incur taxable capital gains when converting such securities to cash.

Competition for Investment Opportunities. The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund's competitors are substantially larger and have considerably greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund's competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund's competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors' pricing. If the Fund is forced to match its competitors' pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund's competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund's competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to elect and meet the requirements each taxable year necessary to qualify and be subject to tax as a "regulated investment company" or "RIC" under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain periodic asset diversification, source-of-income and annual distribution requirements.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its investment company taxable income and net capital gains to Shareholders. These distributions are respectively taxable as ordinary dividend income or long-term capital gain when distributed as dividends to the Shareholder. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See "Tax Aspects" below for more information. If the Fund distributes dividends in respect of a calendar year of an amount less than the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (adjusted for certain ordinary losses) determined on the basis of a one-year period ended on October 31 of such calendar year, plus any such amounts that were not distributed or subject to tax in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund's undistributed amounts.

In addition, as a result of certain tax rules, the Fund may, in a particular taxable year, be required to distribute taxable amounts in excess of the net economic income with respect to such taxable year. For example, if the Fund holds a debt instrument that is treated under applicable tax rules as having original issue discount, the Fund must include in income each taxable year a portion of the original issue discount that accrues over the life of the instrument, regardless of whether cash representing such income is received by us in the same taxable year. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in its investment company taxable income prior to receipt of cash. Because any original issue discount or other items of income are generally required to be currently included in our investment company taxable income, the Fund may be required to make distributions to Shareholders in a given taxable year in order to satisfy the RIC annual distribution requirement related to such taxable year, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. In such case, the Fund may have to sell, exchange, or otherwise dispose of some of its investments at times and/or at prices not considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash to satisfy this distribution requirement from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income taxation. Furthermore, under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the Fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are characterized as capital gains or ordinary income. See "Tax Aspects."

Anti-Takeover Risk. The Fund's declaration of trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. The Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred shares; and the Board may, without Shareholder action, amend the Fund's declaration of trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

Regulatory Change. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the "Dodd-Frank Act") was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of private equity fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the private equity funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the OTC derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for "swap dealers" and "major swap participants" as determined by the new law and applicable regulations, and the requirement that certain standardized OTC derivatives, such as interest rate swaps, be executed in regulated markets and submitted for clearing through regulated clearinghouses. OTC derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for OTC derivative transactions that do not take place through clearinghouses. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers' costs and may be passed through to other market participants in the form of higher fees or spreads and less favorable dealer valuations.

The CFTC, along with the SEC and other U.S. federal regulators, has been tasked with developing the rules and regulations enacting the provisions noted above. The Dodd-Frank Act and the rules already promulgated or to be promulgated thereunder may negatively impact the ability of the Fund to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund's ability to invest in a manner that most efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of the Fund's investments and doing business.

Many regulations have been adopted and reports prepared by various agencies for the purpose of implementing the Dodd-Frank Act, but many of these regulations have not yet taken effect. The impact any such implemented regulations will have on the Advisers and, in turn, the Fund, the markets or instruments in which the Fund invests or the counterparties with whom the Fund conducts business, all remain unknown. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund to the extent that it utilizes short selling. Certain tax risks associated with an investment in the Fund are discussed in "Tax Aspects."

The Commodity Futures Trading Commission ("CFTC") subjects advisers to registered investment companies to regulation by the CFTC as a commodity pool operator ("CPO") if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps or (ii) markets itself as providing investment exposure to such instruments.  The Fund intends to invest in CFTC-regulated futures, options and swaps, below such prescribed levels and will not market itself as a "commodity pool" or a vehicle for trading in such instruments.  Accordingly, the Adviser has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA.  The Adviser is not, therefore, subject to registration or regulation as a CPO in respect of the Fund. In the event that the Adviser can no longer rely on the exclusion from registration as a CPO, then the Fund will need to comply with certain CFTC rules regarding commodity pools that may impose additional regulatory requirements, compliance obligations, and expenses for the Fund.

MANAGEMENT OF THE FUND

General

The Fund's Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund's Board of Trustees is comprised of persons who are independent trustees. Ramius Advisors, LLC serves as the Fund's investment adviser and Archview Investment Group LP serves as the Fund's sub-adviser.

The Adviser, Ramius Advisors, LLC, formed in 1997, is located at 599 Lexington Avenue, 19th Floor, New York, NY 10022. The Adviser is an indirect wholly-owned subsidiary of Cowen Group, a publicly traded company founded in 1918 and headquartered in New York. Cowen is a diversified financial services firm and, together with its consolidated subsidiaries, provides alternative investment management, investment banking, research, and sales and trading services. The Adviser and its affiliates, through their alternative investment platform, offer a broad range of products and solutions across the liquidity spectrum to institutional, private and retail clients. The Adviser and its affiliates focus on attracting and retaining talented in-house and affiliated investment teams and providing them with institutional infrastructure, robust sales and marketing and industry knowledge. As of April 1, 2016, the Adviser and its affiliated advisers had in excess of $13 billion in assets under management.

The Sub-Adviser, Archview, located at 750 Washington Blvd., 10th Floor, Stamford, CT  06901, is an independently-owned investment firm focused on providing investment advisory services to privately offered pooled investment vehicles. The Sub-Adviser was formed in 2008, while the core of the Archview investment team has managed capital in event driven strategies together since 2004. The Sub-Adviser seeks consistent, positive, absolute, unlevered returns with low correlation to equity and debt markets, and its investments are driven by proprietary value oriented research with targeted returns and exit occurring upon specific expected events. As of April 1, 2016, the Sub-Adviser had approximately $685 million in assets under management. The Sub-Adviser advises and/or manages accounts other than that of the Fund, which may give rise to certain conflicts of interest. See "Conflicts of Interest."

The Adviser's and the Fund's relationship is governed by the terms of an Investment Advisory Agreement. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser provides the Fund with non-discretionary investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and Board of Trustees. The Adviser pays the Sub-Adviser a monthly fee of 0.0625% (0.75% on an annualized basis) of the Fund's month-end NAV. The Sub-Adviser's fee is paid out of the Advisory Fee.

A description of the factors considered by the Fund's Board of Trustees in approving the Investment Advisory Agreement and the Sub-Advisory Agreement will be set forth in the Fund's semi-annual report to shareholders for the fiscal period ending June 30, 2016.

Management Team

The personnel of the Adviser and the Sub-Adviser principally responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments and managing capital in event driven strategies, respectively. They have extensive experience derived from prior positions at the most senior levels in global capital markets and investment management. In addition, the Adviser has not only established a network of relationships within the global financial community, but also has a seasoned perspective on the disciplines required to manage a successful investment program. The persons who have primary responsibility for management of the Fund are Messrs. Brad Sussman, John W. Humphrey and Jeffrey S. Jacob:

Brad Sussman is the Head of Liquid Alternatives for the Adviser. He has led new product development and strategy for the Ramius Liquid Alternatives business since joining the Adviser in 2014. From 2009 to 2014, Mr. Sussman was as a Managing Director at Merrill Lynch, where he established hedge fund strategic allocations, model portfolios and provided accompanying advice and guidance to investors. He was a voting member of the alternative investments investment committee overseeing hedge funds, private equity and third party fund of funds. He was also Merrill Lynch's head of non-traditional mutual fund due diligence, leading fund sourcing and research, creating and managing both model and live portfolios and publishing a monthly non-traditional mutual fund guide. From 1998 to 2009, Mr. Sussman was a Portfolio Manager at Ivy Asset Management ("Ivy") for over a decade and was responsible for managing $3.5 billion across 18 hedge fund-of-funds portfolios. At Ivy, he also served as a member of the Investment Risk Management Committee and Product Development Team. From 1996 to 1998, Mr. Sussman worked as Vice President of Research for Bear Hunter Specialists. He began his career as a Financial Advisor Associate at Sanford C. Bernstein & Co. in 1994, where he serviced accounts for high net worth individuals, families, foundations, trusts and pension funds. He received a BA in Political Science from Yale University, and is a CFA and CAIA Charter Holder.

John W. Humphrey is a co-founder and managing member of the Sub-Adviser. Prior to co-founding the Sub-Adviser in 2008, Mr. Humphrey was a founding member of Citigroup's Global Special Situation Group ("GSSG"), a principal investment group managing $3.5 billion in assets, and worked within the group from 2004 to 2008. Before co-founding GSSG, Mr. Humphrey was head of Citigroup's Distressed Debt Research group from 1999 to 2004. From 1991 to 1999, Mr. Humphrey worked in Merrill Lynch's Distressed Trading group, most recently as the head of Distressed Research. He graduated magna cum laude from Middlebury College with a BA in Economics.

Jeffrey S. Jacob is a co-founder and managing member of the Sub-Adviser. Prior to co-founding the Sub-Adviser in 2008, Mr. Jacob was a founding member and head of GSSG in North America, Latin America, and Europe from 2004 to 2008. Prior to co-founding GSSG, Mr. Jacob was head of Citigroup's Distressed Debt Trading group from 1999 to 2004. At Citigroup, Mr. Jacob served on the Fixed Income, Currency and Commodity Management Committee and the Fixed Income Diversity Committee. Prior to joining Citigroup, Mr. Jacob spent seven years at Merrill Lynch where he was the head of the Distressed Trading group, and also ran the Southeast Asia Distressed Trading business from Merrill Lynch's offices in Hong Kong. He received a BS in Finance and Accounting and an MS in Finance from the University of Wisconsin.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Shares in the Fund.

FUND EXPENSES

The Advisers bear all of their own costs incurred in providing investment advisory services to the Fund (except as provided below). As described below, however, the Fund bears all other expenses related to its investment program.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•
all expenses related to its investment program, including, but not limited to, costs and expenses related to actual or proposed portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with actual or proposed investments, transfer taxes and premiums, taxes withheld on foreign income and other entity-level taxes, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees;

•	third-party and out-of-pocket research and market data expense;

•	the Advisory Fee;

•	the Incentive Fee;

•	Distribution and Servicing Fees (incurred by the applicable Class);

•	any non-investment related interest expense and related fees;

•	offering expenses;

•	fees and disbursements of any attorneys and accountants engaged by or for the Fund, as well as other professional expenses;

•	audit and tax preparation fees and expenses as well as tax compliance expenses;

•	bookkeeping and administrative expenses and fees;

•	bank service, custody and similar fees and expenses;

•	insurance costs;

•	fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser;

•	any other ordinary or extraordinary expenses associated with the operations of or investments by the Fund; and

•	the costs and expenses of any third-party risk aggregator.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.  The Fund has incurred organizational expenses of approximately $84,394 and offering costs of approximately $559,148 in connection with the initial offering of Shares. The Fund's offering costs are being amortized over the 12-month period beginning January 1, 2016, subject to the Expense Limitation Agreement.  In addition, the Fund is assuming $152,678 in offering costs in connection with the initial offering of shares of Ramius Archview Credit and Distressed Feeder Fund, a feeder fund that invested substantially all of its assets in the Fund prior to being liquidated upon the Fund's issuance of Class A Shares, which offering costs had not yet been amortized prior to the feeder fund's liquidation. Such expenses will be borne by the Class A Shares and amortized over the period beginning on the effective date of this prospectus and ending on December 31, 2016. The Fund will also bear certain ongoing costs associated with the Fund's continuous offering of Shares (mostly printing expenses).

The Advisers have contractually entered into an “Expense Limitation Agreement” with the Fund for a two-year term beginning on January 1, 2016 and ending on the second anniversary thereof to limit the Specified Expenses borne by the Fund in respect of Class A and Class I Shares during the Limitation Period to an amount not to exceed 0.75% and 0.75% per annum, respectively, of the Fund’s net assets attributable to such Class.  “Specified Expenses” is defined to include the Organizational Expenses, as well as fees for administration, custody, transfer agency, accounting, trustee, legal, audit, compliance and the Board of Trustees, and to exclude (i) the Advisory Fee, the Incentive Fee, and all transaction expenses of the Fund, (ii) interest expenses on Fund borrowings, (iii) Distribution and Servicing Fees in respect of any Class of Shares, and (vi) taxes and Extraordinary Expenses (defined below). The Advisers may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Advisers will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  To the extent that the Advisers bear Specified Expenses in respect of a Class of Shares, they are permitted to receive reimbursement from the Fund for any expense amounts previously paid or borne by the Advisers, for a period not to exceed three years from the date on which such expenses were paid or borne by the Advisers, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap. The reimbursement obligation of the Advisers with respect to the Fund's Class A Shares extends to Specified Expenses that were paid, absorbed or reimbursed by the Advisers in respect of Ramius Archview Credit and Distressed Feeder Fund, a feeder fund that invested substantially all of its assets in the Fund prior to being liquidated upon the Fund's issuance of Class A Shares, and that were not reimbursed by Ramius Archview Credit and Distressed Feeder Fund to the Advisers prior to its liquidation.

"Extraordinary Expenses" are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

"Organizational Expenses" are expenses incurred in connection with the organization of the Fund and the initial offering of Shares.

BNY Mellon Investment Servicing (US) Inc. ("BNY"), as the Fund's administrator, performs certain administration, accounting and investor services for the Fund.  In consideration for these services, the Fund pays BNY a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse BNY for out-of-pocket expenses. BNY's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

The Bank of New York Mellon (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 101 Barclay Street, 20W, New York, NY 10286.
ADVISORY FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser the Advisory Fee, monthly, at the rate of 0.125% (1.50% on an annualized basis) of the value of the Fund's month-end net assets. The Advisory Fee is an expense paid out of the Fund's net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month) and is due and payable in arrears within ten business days after the end of the month. The Advisory Fee is allocated among the classes pro rata based on the net assets of the Fund attributable to each Class. The Adviser pays the Sub-Adviser a monthly fee of 0.0625% (0.75% on an annualized basis) of the value of the Fund's month-end net assets. The Sub-Adviser's fee is paid out of the Advisory Fee.

INCENTIVE FEE

The Fund pays the Adviser an annual performance-based Incentive Fee promptly after the end of each fiscal year of the Fund (“Fiscal Year”). The Incentive Fee will equal 20% of the amount by which (A) the Fund's net profits attributable to each Class of Shares (“Net Profits”) for the relevant Fiscal Year exceed (B) the positive balance, if any, of the Loss Recovery Account maintained for such Class of Shares as of the end of the Fiscal Year (adjusted as described below); provided, however, that the Incentive Fee shall be reduced by the aggregate amount of Quarterly Payments (as defined below) made by the Fund in respect of such Class to the Adviser in respect of the first three calendar quarters of the relevant Fiscal Year.

Net Profits. The Fund’s Net Profits attributable to a Class of Shares for a Fiscal Year will equal the amount (if any) by which (i) the sum of (A) the NAV of such Class of Shares as of the end of such Fiscal Year, (B) the aggregate repurchase price of all Shares of such Class repurchased by the Fund during such Fiscal Year (excluding Shares of such Class to be repurchased as of the last day of such Fiscal Year after determination of the Incentive Fee) and (C) the amount of dividends and other distributions paid in respect of Shares of such Class during such Fiscal Year and not reinvested in additional Shares of such Class (excluding any dividends and other distributions to be paid in respect of such Class as of the last day of such Fiscal Year after determination of the Incentive Fee) exceeds (ii) the sum of (X) the NAV of such Class of Shares as of the beginning of such Fiscal Year and (Y) the aggregate issue price of Shares of such Class issued during such Fiscal Year (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund).

Loss Recovery Account. The Fund will maintain a loss recovery account with respect to each Class of Shares (each, a “Loss Recovery Account”), the purpose of which is to reduce the annual Incentive Fee to which the Adviser is entitled by deducting any aggregate net losses incurred by the Fund attributable to the applicable Class of Shares in the relevant Fiscal Year or any prior Fiscal Year from the Net Profits attributable to such Class. The opening balance of the Loss Recovery Account will be zero. At the end of each calendar quarter and before giving effect to any distributions or repurchases in respect of such calendar quarter, either (i) the Fund's aggregate net losses attributable to such Class with respect to such calendar quarter will be added to the Loss Recovery Account or (ii) the aggregate Net Profits attributable to such Class with respect to such calendar quarter will be subtracted from the Loss Recovery Account (but not reduce it below zero), with any Net Profits left after the Loss Recovery Account has been set to zero available for the determination of the Incentive Fee in respect of such Class. Any such addition to or subtraction from the Loss Recovery Account will be made after accrual of the Advisory Fee and the Distribution and Shareholder Servicing Fee (if applicable) and other fees and expenses of the Fund for the relevant calendar quarter. The Loss Recovery Account with respect to a Class of Shares will be reduced by the Distribution Percentage (as defined below) or the Repurchased Shares Percentage (as defined below) immediately following (i) the payment by the Fund of any dividend or other distributions that are not reinvested in Shares of such Class or (ii) the repurchase of Shares of such Class by the Fund. The “Distribution Percentage” shall equal the percentage obtained by dividing (i) the amount of the dividend or other distribution in respect of such Class not reinvested in Shares of such Class by (ii) the Fund’s NAV attributable to such Class immediately prior to such dividend or other distribution. The balance of the Loss Recovery Account will never be reduced below zero. The balance of the Loss Recovery Account will be rolled over from year to year. The Loss Recovery Account is maintained with respect to each Class of Shares as a whole (rather than for each individual shareholder). As a result, a shareholder will be subject to the Incentive Fee (as reflected in the net asset value of the Shares) so long as the Fund did not have a positive balance in the Loss Recovery Account and had Net Profits at the end of a Fiscal Period with respect to the Class of Shares. For example, if the Fund had positive performance for a Fiscal Period with respect to a Class of Shares, but a shareholder invested in such Class during a part of that Fiscal Period where the Fund had negative performance with respect to that Class of Shares and the net asset value of his or her shares declined by the end of the Fiscal Period, then (assuming the Fund did not have a positive balance in its Loss Recovery Account with respect to such Class) the shareholder would still be subject to the Incentive Fee (as reflected in the net asset value of the Shares). In addition, when the Fund issues additional Shares with respect to that Class of Shares, the loss carryforward benefit to which the Fund (and thus existing shareholders) is entitled with respect to that Class of Shares will be diluted, as the per-Share amount of cumulative losses is reduced, even though the same dollar amount of cumulative losses exists.

Quarterly Payments. If the Fund repurchases a portion of the Shares of any Class in respect of the first, second or third calendar quarter of a Fiscal Year pursuant to the Share Repurchase Program (as defined herein), the Fund will pay the Adviser a portion of the Incentive Fee that would otherwise have been payable to the Adviser if the end of the particular calendar quarter constituted the end of the Fiscal Year (each, a “Quarterly Payment”). A Quarterly Payment shall be an amount equal to the product of (X) the Repurchased Shares Percentage multiplied by (Y) an amount equal to 20% of the Interim Net Profits. The “Repurchased Shares Percentage” shall equal the percentage obtained by dividing (i) the value of the Shares of a Class repurchased by the Fund in respect of the particular calendar quarter by (ii) the Fund’s NAV attributable to such Class as of the end of that calendar quarter. The “Interim Net Profits” shall equal (I) the positive difference, if any, between (Z) the Fund’s NAV attributable to such Class as of the end of the particular calendar quarter (as adjusted to reflect the aggregate repurchase price of all Shares of such Class repurchased by the Fund and dividends and other distributions paid to shareholders and not reinvested in additional Shares of such Class from the beginning of the relevant Fiscal year through the end of the particular calendar quarter) and (ZZ) the Fund’s NAV attributable to such Class as of the beginning of the relevant Fiscal Year (as adjusted to reflect the aggregate issue price of Shares of such Class issued from the beginning of the relevant Fiscal Year through the end of the particular calendar quarter) minus (II) the positive value, if any, of the Loss Recovery Account maintained with respect to such Class as of the end of that calendar quarter.

Examples.

The following example illustrates the calculation of the Fund's Net Profits with respect to a Class of Shares and resulting Incentive Fee for a Fiscal Year. For illustrative purposes, assume (a) no Shares of such Class are tendered for repurchase throughout the hypothetical Fiscal Year; (b) no new Shares of such Class are issued during such Fiscal Year other than in connection with the reinvestment of dividends; (c) all dividends paid in respect of such Class during such Fiscal Year are reinvested in additional Shares of such Class; and (d) the balance in the Loss Recovery Account maintained for such Class at the beginning of the Fiscal Year equals $0.

$100,000,000	● NAV of the applicable Class on January 1st

$10,000,000	● Realized or unrealized increase in the fair market value of the Fund's investments attributable to such Class from January 1st to December 31st

$(1,650,000)	● Aggregate Advisory Fees accrued during Fiscal Year in respect of such Class

$(825,000)	● Aggregate operating expenses accrued during Fiscal Year in respect of such Class

$107,525,000
● NAV of the applicable Class on December 31st prior to accrual of Incentive Fee (i.e., January 1st NAV increased by investment profits and decreased by Advisory Fees and operating expenses borne by the Fund and attributable to such Class)

$7,525,000	● Net Profits for Fiscal Year (i.e., the excess of December 31st NAV of $107,525,000 over January 1st NAV of $100,000,000)

$1,505,000	● Incentive Fee payable to the Adviser in respect of such Class

The following example illustrates the increase in the balance of the Fund's Loss Recovery Account with respect to a Class of Shares at the end of a Fiscal Year in which the Fund experienced net losses. For illustrative purposes, assume (a) no Shares of such Class are tendered for repurchase throughout the hypothetical Fiscal Year; (b) no new Shares of such Class are issued during such Fiscal Year other than in connection with the reinvestment of dividends; (c) all dividends paid in respect of such Class during such Fiscal Year are reinvested in additional Shares of such Class; and (d) the balance in the Loss Recovery Account maintained with respect to such Class at the beginning of the Fiscal Year equals $0.

$100,000,000	● NAV of the applicable Class on January 1st

$(7,862,500)	● Realized or unrealized decrease in the fair market value of the Fund's investments attributable to such Class from January 1st to December 31st

$(1,425,000)	● Aggregate Advisory Fees accrued during Fiscal Year in respect of such Class

$(712,500)	● Aggregate operating expenses accrued during Fiscal Year in respect of such Class

$90,000,000
● NAV of the applicable Class on December 31st (i.e., January 1st NAV decreased by investment losses and further decreased by Advisory Fees and operating expenses borne by the Fund and attributable to such Class)

$(10,000,000)	● Net losses for Fiscal Year (i.e., the excess of January 1st NAV of $100,000,000 over December 31st NAV of $90,000,000)

$10,000,000	● Loss Recovery Account balance as of December 31st, reflecting the addition of the Fund's net losses attributable to such Class for the Fiscal Year

$0	● Incentive Fee payable to the Adviser in respect of such Class

The following example illustrates the adjustment to the Fund's Loss Recovery Account with respect to a Class of Shares at the end of a Fiscal Year in which the Fund has realized Net Profits. For illustrative purposes, assume (a) no Shares of such Class are tendered for repurchase throughout the hypothetical Fiscal Year; (b) no new Shares of such Class are issued during such Fiscal Year other than in connection with the reinvestment of dividends; (c) all dividends paid in respect of such Class during such Fiscal Year are reinvested in additional Shares of such Class; and (d) the balance in the Loss Recovery Account maintained with respect to such Class at the beginning of the Fiscal Year equals $10,000,000.

$90,000,000	● NAV of the applicable Class on January 1st

$10,000,000	● Balance of the Loss Recovery Account with respect to such Class on January 1st

$11,137,500	● Realized or unrealized increase in the fair market value of the Fund's investments attributable to such Class from January 1st to December 31st

$(1,425,000)	● Aggregate Advisory Fees accrued during Fiscal Year in respect of such Class

$(712,500)	● Aggregate operating expenses accrued during Fiscal Year in respect of such Class

$99,000,000
● NAV of the applicable Class on December 31st (i.e., January 1st NAV increased by investment profits and decreased by Advisory Fees and operating expenses borne by the Fund and attributable to such Class)

$9,000,000	● Net Profits for Fiscal Year (i.e., the excess of December 31st NAV of $99,000,000 over January 1st NAV of $90,000,000)

$1,000,000	● Loss Recovery Account balance as of December 31st (i.e., reflecting the subtraction of Net Profits of $9,000,000 from the January 1st balance of $10,000,000)

$0	● Incentive Fee payable to the Adviser in respect of such Class (no Incentive Fee is payable because the balance in the Loss Recovery Account is still positive)

The following example illustrates the effect of quarterly repurchases of the Fund's shares on the calculation of the Quarterly Payments. For illustrative purposes, assume (a) the Fund has a balance in the Loss Recovery Account with respect to a Class of Shares at the beginning of the relevant quarter of $1 million; (b) 10% of the Shares of such Class are repurchased in a repurchase offer (meaning that 10% of the Fund's assets attributable to such Class are paid out to tendering shareholders); and (c) the Fund has Net Profits attributable to such Class for such Fiscal Period (which is not the end of the Fund's fiscal year) of $3 million, then (a) as illustrated above, the balance in the Loss Recovery Account maintained with respect to such Class will be reduced from $1 million to zero; and (b) the Adviser will receive a Quarterly Payment of $40,000, based on the following:

$3 million	● Net Profits for the Fiscal Period attributable to such Class

($1 million)	● Amount required to eliminate the balance in the Loss Recovery Account with respect to such Class
_________

$2 million	● Net Profits for the Fiscal Period after the balance of the Loss Recovery Account is eliminated

x 20%	● Amount of Incentive Fee rate
_________

$400,000	● Incentive Fee

x 10%	● Proportion of the Fund's assets attributable to such Class paid out to tendering shareholders
_________

$40,000	● Amount of Quarterly Payment paid to the Adviser

The following example illustrates the impact of maintaining a single Loss Recovery Account for each Class of Shares as a whole rather than separate loss recovery accounts for each individual shareholder of such Class. For illustrative purposes, assume (a) no Shares are tendered for repurchase throughout the hypothetical Fiscal Year; (b) no new Shares of such Class are issued during such Fiscal Year other than in connection with the reinvestment of dividends; (c) all dividends paid in respect of such Class during such Fiscal Year are reinvested in additional Shares of such Class; and (d) the balance in the Loss Recovery Account maintained with respect to such Class at the beginning of such Fiscal Year equals $0.

$100 million	● NAV of the applicable Class on January 1st ($10 per Share)

$120 million	● NAV of the applicable Class on October 31st ($12 per Share). On November 1st, Shareholder X acquires Shares of such Class at $12 per Share.

$110 million	● NAV of the applicable Class on December 31st prior to calculation of the Incentive Fee ($11 per Share)

$10 million	● Net Profits for the Fiscal Year ended December 31st attributable to such Class

x 20%	● Amount of Incentive Fee rate
___________

$2 million	● Incentive Fee payable to the Adviser in respect of such Class ($0.20 per Share).

$108 million
● NAV of the applicable Class on December 31st after deduction of the Incentive Fee ($10.80 per Share). Shareholder X bears a $0.20 per Share Incentive Fee notwithstanding that the Shares for which Shareholder X subscribed on November 1st have lost value since the date of Shareholder X's initial investment.

For purposes of determining the Fund's NAV attributable to any Class of Shares, the Incentive Fee will be calculated and accrued as an expense of the Fund attributable to such Class (as if the last day of each month is the end of the Fund's Fiscal Year).

Incentive Fees and the Sub-Adviser. The Adviser will pay to the Sub-Adviser a portion of the Incentive Fees and Quarterly Payments received from the Fund equal to (i) 85% of the Incentive Fees and Quarterly Payments in respect of that portion of the Fund's NAV up to $250 million; and (ii) 90% of the Incentive Fees and Quarterly Payments received in respect of the remainder of the Fund's NAV.

CALCULATION OF NET ASSET VALUE

The Fund will calculate its NAV as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine. The Fund calculates NAV per Share by subtracting liabilities (including accrued expenses and distributions) from the total assets (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Shares.

The Fund's NAV equals the sum of the net asset values of each Class of Shares. The NAV of each Class of Shares will be calculated separately based on the fees and expenses applicable to each Class. Because fees and expenses may differ across Classes, the per Share NAV of the Classes will vary over time.

The Fund's assets and liabilities are valued in accordance with the principles set forth herein.

The Adviser values the Fund's assets in good faith pursuant to the Fund's valuation policy and consistently applied valuation process, which were developed by the Fund's valuation committee and approved by the Board of Trustees. The Adviser and the Board of Trustees may, but are not required to, rely on valuation information provided by the Sub-Adviser. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board of Trustees has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Board of Trustees reviews the valuation determinations made with respect to the Fund's investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund's valuation process.

When determining the fair value of an asset, the Adviser seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with Accounting

Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards Board. Fair value determinations will be based upon all available inputs that the Adviser deems relevant, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund's financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund's financial statements.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed-income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund's actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. Size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors deemed relevant in assessing fair value, may also be considered.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

The Adviser may rely on external pricing sources (such as dealer quotes or independent pricing services) in pricing any of the Fund's positions. When dealer quotes are being used to assess the value of a position, an attempt will be made where appropriate to obtain several independent quotes, and the positions will generally be valued at the mean of the bid and ask prices quoted by dealers.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Adviser, under the supervision of the Board of Trustees.

The Fund's portfolio may also include securities listed or traded on a recognized securities exchange or automated quotation system (an "Exchange-Traded Security") or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (an "OTC Security"). For purposes of calculating NAV, the Adviser will use the following valuation methods:

•
The market value of each Exchange-Traded Security will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund intends to value such securities using quotations obtained from an independent third-party pricing service, which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund intends to obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities will be valued at the mid-point of the average bid and ask prices obtained from such sources.

•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund intends to value such investments at fair value as determined in good faith by the Adviser in accordance with the

Fund's valuation policy and pursuant to authority delegated by the Fund Board as described below. In making such determination, it is expected that the Adviser may rely upon valuations obtained from an independent valuation firm.

While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Adviser would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

All values assigned to securities and other assets and liabilities in accordance with the Fund's valuation policy will be final and conclusive as to all investors.

CONFLICTS OF INTEREST

Time and Attention

The Advisers or their affiliates provide or may provide investment advisory and other services to various entities.  The Advisers and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, "Other Accounts").  The Fund has no interest in these activities.   As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts.  Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

Allocation of Investment Opportunities; Trade Aggregation

There may be a conflict of interest in the allocation of investment opportunities among the Fund and the other funds or accounts to which the Sub-Adviser provides investment advice and that pursue a substantially similar investment strategy of the Fund (the "Archview Funds"). The Sub-Adviser and its affiliates intend to allocate investment opportunities in a manner which is believed to be appropriate and in the best interests of all the entities involved. While allocations between the Fund and the Archview Funds are generally made on a pro rata basis in proportion to the relative equity of each, there can be no assurances that an investment opportunity which comes to the attention of the Sub-Adviser and its affiliates will not be allocated wholly or primarily to the Archview Funds, with the Fund being unable to participate in such investment opportunity or participating only on a limited basis. If, in the discretion of the Sub-Adviser, the Fund and/or one or more of the Archview Funds should not participate in a particular investment opportunity for tax or regulatory reasons, such investment opportunity is allocated only to the accounts not affected by such tax or regulatory reasons. To the extent an investment is not allocated pro rata, the Fund could incur a disproportionate amount of income or loss related to such investment relative to the Archview Funds.

The Fund could be disadvantaged because of activities conducted by the Sub-Adviser or its affiliates for the other Archview Funds as a result of, among other things: legal restrictions on the combined size of positions which may be taken for all accounts managed by the Sub-Adviser or its affiliates, thereby limiting the size of the Fund's position; and the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions. In addition, there may be circumstances under which the Sub-Adviser or its affiliates will consider participation by the Archview Funds in investment opportunities in which the Sub-Adviser does not intend to invest, or intends to invest only on a limited basis, on behalf of the Fund. The Investment Manager and its affiliates will evaluate for the Fund and the Archview Funds a variety of factors which may be relevant in determining whether a particular situation or strategy is appropriate and feasible for the Fund or any Archview Fund at a particular time, including the nature of the investment opportunity taken in the context of the other investments at the time, the liquidity of the investment relative to the needs of the particular entity, the investment or regulatory limitations on the particular entity and the transaction costs involved. Because these considerations may differ for the Fund and one or more of the Archview Funds in the context of any particular investment opportunity, investment activities of the Fund and the Archview Funds may differ considerably from time to time.

Purchase and sale orders for the Fund will generally be combined with purchase and sale orders for the Archview Funds, with each entity paying its pro rata share of the total commission and paying or receiving its pro rata share of the total cost or sales proceeds. From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the Archview Funds may decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases.

Transactions with Affiliates

The Fund may participate in transactions in which the Sub-Adviser (or any of its employees, members and/or principals or any limited partner) is directly or indirectly interested, provided that the price of such transaction complies with the requirements of Rule 17a-7 under the 1940 Act. In connection with such transactions, the Fund, on the one hand, and the Sub-Adviser, its employees, members and/or principals or limited partners, on the other hand, may have conflicting interests. The Sub-Adviser may also face conflicts of interest in connection with purchase or sale transactions (involving an investment by the Fund) with an affiliate of the Fund (including other Archview Funds), including with respect to the consideration offered by, and the obligation of, the Investment Manager and such other affiliate.

Although the Archview Funds pursue investment objectives that are substantially similar to the Fund, and investments will generally be allocated proportionately to the Fund and each Archview Fund, the portfolios of the Fund and the Archview Funds may differ as a result of purchases and redemptions being made at different times and in different amounts, as well as because of different tax and regulatory considerations. The Fund may enter into "rebalancing" transactions with one or more Archview Funds that have the same investment objectives as the Fund when subscriptions or redemptions to or from either the Fund or the other Archview Funds change the ratio of Fund assets to the assets of other Archview Funds. The purpose of any such rebalancing transactions would be to bring the Fund's and each Archview Fund's exposure to a commonly held investment into line with each Archview Fund's percentage of total equity under management. The Fund could be a purchaser or a seller in such rebalancing transactions. All "rebalancing" transactions: (i) are effected for cash consideration at the current fair value of the particular securities in accordance with the requirements of the 1940 Act; (ii) do not involve restricted securities or securities for which market quotations are not readily available; and (iii) if executed through a broker, generally do not involve any brokerage commission fee (except for customary transfer fees and brokerage fees for transactions involving U.S. options or certain non-U.S. equities or where some or all of a position is in a swap) or other remuneration. Notwithstanding the foregoing, the valuation of assets to be transferred between the Fund and one or more Archview Funds involves inherent conflicts of interest for the Sub-Adviser.

Financial Intermediaries

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof ("financial intermediaries") in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients.  Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries.  Financial intermediaries may also charge investors, at the financial intermediaries' discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor.  As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products.  This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund.  For example, the Fund, the Advisers, or investment vehicles managed or sponsored by the Advisers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary.  As such, certain conflicts of interest may exist between such persons and a financial intermediary.  Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund.  Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a portfolio company may do so on terms that are more favorable than those of the Fund. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund.  Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder's objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund.  A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or a portfolio company.  A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or a portfolio company.  These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market.  The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund.  No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund.  Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

Other Business Activities of the Adviser and Cowen Group

The Adviser is an indirect wholly-owned subsidiary of Cowen Group. Cowen Group, through its operating subsidiaries and affiliates, provides investment banking, equity research, sales, trading, and alternative asset management services to companies and institutional investor clients in the healthcare, technology, telecommunications, aerospace, defense, consumer, and alternative energy sectors. Cowen Group has long-term relationships with investors (including institutional investors and their respective senior management) who may invest in the Fund.

The Adviser and its affiliates advise or manage other clients and funds, and may recommend or enter into investment transactions for clients of different accounts (including proprietary accounts), funds and investment strategies that may be different than or contrary to the investment transactions entered into on behalf of the Fund. In managing such funds and accounts, conflicts of interest may arise. Such conflicts may arise, for example, when clients of the Adviser or its affiliates invest in different parts of an issuer's capital structure, whereby one or more clients own senior obligations of an issuer and other clients own junior obligations of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, the Fund may avoid making certain investments or taking certain actions that would potentially give rise to conflicts with other funds or accounts managed by the Adviser or its affiliates, which could have the effect of limiting the Fund's investment opportunities. In other circumstances, the Adviser or its affiliates may be simultaneously seeking to purchase (or sell) investments for the Fund and to sell (or purchase) the same investment for accounts, funds or structured products for which the Adviser or its affiliates serve as asset manager now or in the future.

By reason of the investment advisory and other activities of its affiliates, the Adviser may from time to time come into possession of material non-public information concerning specific companies. Under applicable securities laws, this may limit the Adviser's flexibility to buy or sell securities issued by such companies on behalf of the Fund or otherwise use such information for the benefit of the Fund (e.g., in situations when the Fund is asked to grant consents, waivers or amendments with respect to bank loans, the Adviser's ability to assess the desirability of such consents, waivers and amendments may be compromised). The Adviser may decline to pursue certain investment opportunities on behalf of the Fund in order to avoid being in possession of material non-public information in respect of an issuer where such possession would limit the ability of the Adviser or its affiliates to trade in other securities of such issuer. Alternatively, the Adviser or its affiliates may decline to receive material non-public information in order to avoid trading restrictions, even though access to such information might have been advantageous and other market participants are in possession of such information.

Incentive Fees

The Incentive Fee may create a conflict between the Advisers' interest in earning a profit in the short term and the long-term interests of the Fund. Specifically, the Advisers may have an incentive to invest Fund assets in investments that are riskier or more speculative than would be the case if the Advisers were only compensated based on a flat percentage of capital, because these investments may allow the Advisers to collect larger Incentive Fees.

Exculpation and Indemnification

Pursuant to the Investment Advisory Agreement, the Fund will hold the Adviser and its affiliates (including their respective directors, officers, equityholders, employees and agents) harmless for costs, expenses, damages, liabilities or claims, including reasonable attorneys' fees (collectively, "Losses"), arising by reason of the Adviser serving as the Fund's investment adviser or providing any other service to the Fund, unless such Losses arise out of the bad faith, willful misconduct or gross negligence of the Adviser. In addition, neither the Adviser nor its affiliates will be held liable for any act or omission of any broker or agent of the Fund, if reasonable care was exercised in retaining such broker or agent.

Pursuant to the Sub-Advisory Agreement, the Fund will hold the Sub-Adviser and its affiliates (including their respective directors, officers, equityholders, employees and agents) harmless for Losses arising by reason of the Sub-Adviser serving as the Fund's sub-adviser or providing any other service to the Fund, unless such Losses arise out of the bad faith, willful misconduct or gross negligence of the Sub-Adviser.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company. As of [___], 2016, Cowen Overseas Investment LP, an affiliate of the Adviser, controls the Fund.

PURCHASES OF SHARES

Purchase Terms

The Fund offers two classes of Shares. The Fund will accept initial and additional purchases of Class A Shares and Class I Shares as of the first business day of each calendar month, and this amount will be based upon the Fund's then-current net asset value attributable to each Class. The investor must submit a completed Investor Application form at least five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds at least three business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines may have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Exchange Act. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor, without interest.

Investors purchasing Class A Shares in the Fund may be charged a sales load of up to 3.00% of the investment amount.
The Distributor and/or a Selling Agent may, at its discretion, waive all or a portion of the sales load for the purchase of Class A Shares of the Fund by or on behalf of: (i) the Adviser or its affiliates; (ii) purchasers for whom the Distributor, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (iii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser and any affiliates of the Distributor or the Adviser; (iv) Trustees and retired Trustees of the Fund (including spouses, children and parents of Trustees and retired Trustees); (v) purchasers who use proceeds from an account for which the Distributor, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (vi) Selling Agents and their employees (and the immediate family members of such individuals); (vii) investment advisers or financial planners that have entered into an agreement with the Distributor that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (viii) clients of such investment advisers or financial planners described in (vii) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; (ix) orders placed on behalf of other investment companies that the Distributor, the Adviser or an affiliated company distributes; (x) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed by the Adviser, Distributor and any affiliates of the Adviser or Distributor; or (xi) any other eligible client of Distributor, Adviser, a Selling Agent, or any affiliates of Distributor, Adviser or a Selling Agent, whose financial representative has negotiated a reduction or waiver of the sales load. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Distributor sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus. The Fund will notify Class A Shareholders of any changes made by the Distributor or a Selling Agent in respect of the investors that are eligible for a waiver of the sales load.
The minimum initial investment in the Fund from each investor is $25,000, and any subsequent additional investment must be a minimum of $10,000. The minimum initial investment may be reduced by the Fund with respect to employees of the Advisers or their affiliates. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder's account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $10,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

The Fund will not accept payment in cash or by check.

Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of a "qualified client" as defined in Rule 205-3 under the Advisers Act. A "qualified client" is a person who, or a company that, (i) has at least $1,000,000 under the management of the Adviser, or (ii) has a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,000,000. Investors who are "qualified clients" are referred to in this Prospectus as "Eligible Investors." Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor.

Investors may only purchase their shares through the Distributor or through an RIA that has entered into an arrangement with the Distributor to offer Shares pursuant to a “wrap” fee, asset allocation, or other managed asset program. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent. The Distributor or any registered RIA who offers Class I Shares may impose additional eligibility requirements on investors who purchase Class I Shares from the Distributor through such RIA. See “Plan of Distribution.”

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis, in an amount not to exceed 25% of the Fund's NAV (the "Share Repurchase Program"). Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer. Upon commencement of the Share Repurchase Program, any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an early repurchase fee equal to 2% of the NAV of any Shares repurchased by the Fund (the "Early Repurchase Fee"). If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the "Notice Date"). The Notice Date generally will be 65 days prior to the quarter end date as of which the Shares to be repurchased are valued by the Fund (the "Valuation Date"). Tenders will be revocable upon written notice to the Fund until the Notice Date. The Fund generally expects to pay repurchase proceeds to tendering Shareholders within 30 days of the Valuation Date.

There is no minimum amount of Shares which must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. As noted above, each repurchase offer will generally end approximately 65 days prior to the applicable Valuation Date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund's NAV per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares (i.e., if repurchase offers exceed 25% of the Fund's NAV), the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. If the Fund repurchases a pro rata portion of Shares, then each tendering Shareholder will not receive the full repurchase amount requested.

Shares will be repurchased by the Fund after the Advisory Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs — i.e., the accrued Advisory Fee for the month in which Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund shares.

Shareholders whose Shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased shares. Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of cash and/or liquid securities in an amount equal to the aggregate estimated unpaid dollar amount of the promissory notes issued to Shareholders tendering Shares. Promissory notes tendered to repurchasing Shareholders will be held by the Fund's administrator on the Shareholder's behalf. Upon a written request by a Shareholder to the Fund's administrator, the administrator will mail the promissory note to the Shareholder at the address of the Shareholder as maintained in the books and records of the Fund.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder's Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder's account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder's Shares at any time if the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than $10,000. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

The Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Any redemptions will be made at net asset value. Such mandatory redemptions may be made only in compliance with Rule 23c-2 under the 1940 Act.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund's schedule for repurchase offers and submit repurchase requests accordingly. Investors cannot rely on the Fund to make repurchase payments, including to meet minimum annual distributions.

Transfers of Shares

Shares may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

•	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee who represents that it is an Eligible Investor and after a partial transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $10,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Advisers, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund's Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not "United States Persons" (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency other than the U.S. dollar.  No ruling has been or will be obtained from the Internal Revenue Service ("IRS") regarding any matter relating to the Fund or the Shares.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes each taxable year to Shareholders dividends of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund's taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends, including distributions (if any) derived from the Fund's net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund must distribute dividends in respect of each calendar year of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections), determined on a calendar year basis, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses), generally determined on the basis of the one-year period ending on October 31st of such calendar year, and (3) any ordinary income and capital gain net income from previous calendar years that was not distributed during those calendar years and on which the Fund paid no U.S. federal income tax.   For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying gross income"); and (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code).

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC's non-qualifying gross income exceeds one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure.   While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pays dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be provided information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any applicable state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for certain U.S. resident corporate Shareholders.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by certain U.S. resident noncorporate

Shareholders.  Distributions from net capital gain (typically referred to as a "capital gain dividend") will be taxable as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  However, if a Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase or transfer of such Shares will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.  Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a return of capital to the extent of (and in reduction of) a Shareholder's tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale or exchange of such Shares, as discussed below.  Similarly, as discussed below at "Income from Repurchases and Transfers of Shares," if a repurchase or transfer of a Shareholder's Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer be treated as having received, in whole or in part, a taxable dividend, a return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares repurchased.  In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The tax treatment of dividends and capital gain distributions will be the same whether the Shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder's proportionate interest in the Fund or results in a "complete redemption" of the Shareholder's Shares, in each case applying certain constructive ownership rules. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder's pro rata share of the Fund's current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder's Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares.  Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase or transfer of a Shareholder's Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares.  The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder's Shares repurchased or transferred by the Fund.  The Fund expects to elect the average cost method as the default cost basis method for purposes of this requirement.  If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action.  If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund's administrator to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer.  Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for "sale or exchange" treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on Form 8886.  Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including the Advisory Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule).  Such a Shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by the Shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A "nonpublicly offered regulated investment company" is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code.  Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss.

Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as having been issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt instrument having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt instrument. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt instruments having market discount, which could affect the timing of recognition of income. Some debt instruments (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount.

Generally, the Fund will be required to include acquisition discount in income over the term of such debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. The Fund may make one or more of the elections applicable to debt instrument having acquisition discount which could affect the timing of recognition of income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 Contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 Contracts.  In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  To the extent the straddle rules apply to positions established by the Fund losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute "mixed straddles."  One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Because application of the straddle rules may affect the timing and character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions, In this regard, rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. The Fund intends to monitor developments in this area.

Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC, including the qualifying income and diversification requirements applicable to the Fund's assets, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund's recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund's distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions made by the Fund.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies

The Fund may indirectly hold equity interests in non-U.S. Portfolio Companies that may be treated as "passive foreign investment companies" (each, a "PFIC").  In general, a foreign corporation is considered a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock.  If an election is made to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF's ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Alternatively, in certain cases, an election can be made to mark-to-market the shares in a PFIC at the end of each taxable year.  In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income derived from such PFIC shares.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund's investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned as dividends, or the amount of their investment in the Fund.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund's yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.  The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers ("TINs") or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding.  Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the Shareholder's federal income tax liability if the appropriate information is provided to the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to "block" (that is, prevent the attribution to Shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the tax-exempt Shareholder, itself, enters into a transaction which generates unrelated debt-financed income within the scope of Section 514 of the Code with respect toits Shares.  A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a "Foreign Shareholder") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected.  If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the Foreign Shareholder), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected.  If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.   See "Tax Aspects—Information Reporting and Backup Withholding" above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Foreign Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund's operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account ("IRA"), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund.  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income tax consequences of the investment (see "Tax Aspects," above), and the projected return of the Fund relative to the ERISA Plan's funding objectives.

Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made.  If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code.  For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

The Board of Trustees will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective ERISA Plan investors may currently maintain relationships with the Advisers or with other entities that are affiliated with the Advisers.  Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services.  ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (and penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  ERISA Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.  Fiduciaries of ERISA Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings.  Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND'S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISOR OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR ERISA PLAN.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis up to 20 million Shares. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, acts as the Distributor on a best efforts basis, subject to various conditions. The minimum initial investment is $25,000, and any subsequent additional investment must be a minimum of $10,000. Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any national securities exchange. See "Fund Expenses."

Under the terms of a distribution agreement (the “Distribution Agreement”) with the Distributor, the Distributor will directly distribute Class A Shares and Class I Shares to investors. The Distributor is authorized to retain brokers, dealers and certain RIAs and other financial intermediaries for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Class A or Class I Shares. The Fund will pay a monthly fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares (the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is accrued daily as an expense of the Fund and paid monthly in arrears. Class I Shares are not subject to the Distribution and Servicing Fee.
The Distributor will pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Class A Shares sales and support. Selling Agents may charge an additional one-time sales load, assessed at the time of purchase, on Class A Shares, up to a maximum of 3.00% of the investment amount.
The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Class A Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares. Each compensated broker, dealer or other financial intermediary distributing Class A Shares is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares held by Shareholders that receive services from such broker, dealer or other financial intermediary.

The Distributor may directly distribute Class A Shares to investors, and for such directly distributed Class A Shares, will retain all or a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Class A Shares sales and support.
Class I Shares may be purchased from the Distributor through a RIA that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by such RIA. Shares are not available in certificated form.

The Fund will not pay any fee to the Distributor with respect to the distribution of the Shares. The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund's Shares, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

Generally, the minimum required initial purchase by each investor is $25,000. Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's account with the Distributor, Selling Agent or RIA will be debited for the purchase amount, which will be deposited into an account with BNY Mellon Investment Servicing (US) Inc., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, as the Fund's transfer agent (the "Transfer Agent"). See "Purchases of Shares—Purchase Terms."

 Shares may be purchased as of the first day of each month from the Distributor at the Fund's then current NAV per Share. While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. See "Purchases of Shares."

The following table summarizes the distribution-related compensation structure:

Agreement	Distributor's Compensation	Shares
Brokerage or similar agreement between a Dealer and its client subscribing to the Fund	Sales Load of up to 3.00% of the gross amount to be invested in Class A Shares of the Fund (1)	Class A Shares: 3.00%
Distribution Services Agreement between the Adviser and the Distributor	Adviser payment of 0.01% of first $500 million of the Fund's net assets and 0.005% of the Fund's net assets in excess of $500 million (2)	0.01% of the Fund's net assets (annualized)
Fees
Distribution Agreement between the Fund and the Distributor; Sub-Distribution Agreements or similar agreements between the Distributor and a Dealer	Distribution and Servicing Fee of up to 0.75% per annum of the net asset value of Class A Shares held by clients of such Dealer (3)	Class A Shares: 0.75% (annualized)
Revenue Sharing Agreements	Adviser Payments (4)	Up to 0.50% of the Fund's net assets (annualized)

(1)
Investors may be charged a sales load up to a maximum of 3.00% on the amount they invest in Class A Shares of the Fund.  The maximum sales charge is deducted from the investor’s subscription amount and does not constitute part of the investor’s capital contribution. The maximum sales charge to be paid over the initial three-year period of this offering is $3,000,000.

(2)
Ongoing distribution and shareholder servicing fees may be paid to Selling Agents for selling Class A Shares of the Fund, marketing the Fund and providing, or arranging for the provision of ongoing investor services and account maintenance services to investors in the Fund.  The maximum distribution and shareholder servicing fees to be paid over the initial three-year period of this offering is $2,250,000.

(3)
The Distributor is compensated by the Adviser (and not the Fund) for providing certain distribution- related services to the extent the Fund is not authorized to so compensate the Distributor, including out-of-pocket expenses.  The maximum distribution services fee to be paid over the initial three-year period of this offering is $60,000 and the Distributor's total out-of-pocket expenses pursuant to the Distribution Services Agreement shall not exceed $15,000 over the initial three-year period of the offering.

(4)
There will be adviser payments from the Adviser's own resources (and not the Fund) to financial intermediaries to help in the distribution of the Fund. The maximum compensation paid to third parties over the initial three-year period of this offering is $3,000,000.

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder's behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. BNY Mellon Investment Servicing (US) Inc., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's dividend paying agent.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Ramius Archview Credit and Distressed Fund
599 Lexington Avenue, 19th Floor
New York, NY 10022

Attention: Client Services
Telephone: (877) 672-6487

APPENDIX A: SIMILAR FUND PERFORMANCE INFORMATION

Set forth below are the average annual total returns of two privately offered funds managed by the Sub-Adviser whose investment objectives, strategies, policies and restrictions are in all material respects equivalent to those of the Fund: (a) Archview Fund L.P. and (b) Archview Master Fund Ltd (each such privately offered fund being a "Similar Fund"). Except as stated in the footnote below, the Similar Funds are the only privately offered funds and accounts managed by the Sub-Adviser, including registered investment companies and private advisory accounts, whose investment, objectives, strategies, policies and restrictions are in all material respects equivalent to those of the Fund.1 The prior performance represents the historical performance for the Similar Funds and is not the Fund's performance or indicative of the Fund's future performance. The Similar Funds are not registered as investment companies under the 1940 Act and, therefore, are not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected their performance. The below performance numbers are calculated based on the monthly return (after deduction of all fees, accrued incentive allocations and expenses) of a representative investor in a class of shares or limited partnership interests bearing the full management fee and incentive allocation described in the offering documents of the Similar Funds. The calculation method differs from the standardized SEC method for calculating prior performance. The performance presentations below show the Similar Funds' actual performance, after deduction of a 2% management fee, a 20% incentive allocation, and other expenses borne by the Similar Funds. Reflecting the Fund's fees and expenses would have lowered the performance results. Notwithstanding the lower management fee rate paid by the Fund, reflecting the Fund's estimated expenses would have lowered the performance results in the table below due to the Fund's greater estimated operating expenses.

Annualized net returns for Periods Ended April 30, 2016

	1 Year	5 Years	Since Inception2
Archview Fund L.P.	(15.34)%	0.45%	5.96%
Archview Master Fund Ltd.	(15.02)%	0.77%	5.72%

Set forth below is the actual performance of the Similar Funds on a monthly basis since inception. The actual performance presented below is net of the accrued actual operating expenses incurred by the Similar Funds, which are lower than the estimated operating expenses of the Fund.

Archview Fund L.P.
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2016	(2.69)%	(3.19)%	(1.27)%	1.99%
2015	(1.67)%	1.37%	0.37%	(0.05)%	1.62%	(0.97)%	(2.60)%	(2.74)%	(1.63)%	(0.86)%	(0.97)%	(3.06)%	(10.67)%
2014	0.94%	1.42%	0.72%	0.25%	0.38%	0.86%	0.24%	0.42%	(0.95)%	(0.22)%	0.53%	0.12%	4.77%
2013	3.27%	1.02%	1.56%	2.59%	0.83%	0.20%	1.14%	(0.35)%	1.13%	0.47%	0.59%	0.85%	14.07%
2012	3.08%	1.37%	0.71%	0.35%	(2.61)%	0.95%	1.82%	0.99%	0.82%	0.21%	0.30%	0.80%	9.05%
2011	2.95%	0.82%	(0.59)%	2.29%	0.20%	(1.27)%	0.28%	(4.75)%	(1.64)%	0.25%	(0.61)%	—%	(2.27)%
2010	3.17%	1.24%	1.75%	2.37%	(1.89)%	(0.70)%	0.93%	(0.42)%	0.58%	0.89%	0.42%	1.42%	10.10%
2009	—%	0.10%	0.46%	1.62%	2.28%	1.58%	2.96%	3.28%	3.67%	3.40%	2.71%	3.04%	28.10%

A-1

Archview Master Fund Ltd.
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2016	(2.84)%	(3.23)%	(1.61)%	2.35%
2015	(1.63)%	1.43%	0.50%	0.03%	1.65%	(0.92)%	(2.42)%	(2.68)%	(1.62)%	(0.81)%	(0.86)%	(2.98)%	(9.89)%
2014	0.97%	1.46%	0.67%	0.26%	0.38%	0.83%	0.24%	0.44%	(0.92)%	(0.25)%	0.58%	0.13%	4.88%
2013	3.47%	1.05%	1.60%	2.62%	0.87%	0.20%	1.14%	(0.35)%	1.16%	0.47%	0.54%	0.78%	14.35%
2012	3.08%	1.34%	0.61%	0.41%	(2.53)%	0.97%	1.77%	1.04%	0.86%	0.20%	0.31%	0.86%	9.18%
2011	2.85%	0.75%	(0.58)%	2.26%	0.19%	(1.25)%	0.28%	(4.49)%	(1.63)%	0.35%	(0.58)%	0.06%	(1.99)%
2010	3.01%	1.13%	1.65%	2.31%	(1.86)%	(0.70)%	0.94%	(0.43)%	0.47%	0.91%	0.46%	1.44%	9.64%
2009	—%	0.09%	0.42%	1.45%	2.05%	1.37%	2.57%	2.86%	3.21%	2.89%	2.61%	2.84%	24.71%
__________________________________
1 The Archview ERISA Master Fund Ltd., a privately offered fund with a substantially similar investment strategy and objective as that of the Similar Funds, commenced operations on May 1, 2015. It is not included in the table above because of its short track record. Its inclusion would not have had a significant impact on returns.

2 Each Similar Fund's inception date was February 2, 2009.

DEALER PROSPECTUS DELIVERY OBLIGATION

Until [   ], all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

A-2

Ramius Archview Credit and Distressed Fund

Class A Shares
Class I Shares

[    ], 2016

STATEMENT OF ADDITIONAL INFORMATION

599 Lexington Avenue, 19th Floor
New York, NY 10022
(877) 672-6487

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Ramius Archview Credit and Distressed Fund (the "Fund") dated [ ], 2016. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 12, 2015 and commenced operations on January 1, 2016. The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”) only to Eligible Investors (as defined in the prospectus). Class A Shares and Class I Shares are subject to different fees and expenses.

Ramius Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”), and Archview Investment Group LP serves as the Fund’s investment sub-adviser (“Archview” or the “Sub-Adviser” and, together with the Adviser, the “Advisers”). The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.
Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Shares"), are listed below. As defined by the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of the Fund's shareholders duly called, (a) of 66- 2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)        invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry.

(2)        borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

(3)        issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

(4)        underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(5)        make loans of money or securities to other persons, except through purchasing fixed income securities or bank loans or trade claims, lending portfolio securities or entering into repurchase agreements.

(6)        purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures, swaps and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)        purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).

Derivative Instruments and Asset Coverage

The Fund will comply with the regulatory requirements of the Securities and Exchange Commission ("SEC") and the Commodity Futures Trading Commission ("CFTC") with respect to coverage of short sales, swaps, futures, options, and other derivative instruments positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund's records in the amount prescribed. Securities segregated on the Fund's records cannot be sold while the short sales, swaps, futures, options, and other derivative instrument position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily. In order to reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless current or future SEC staff guidance permits asset segregation to a lesser extent.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

As discussed in the prospectus offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Fund's Board of Trustees (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares from shareholders of the Fund ("Shareholders") pursuant to written tenders, the Fund's Board will consider the recommendation of the Advisers. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

The Fund's Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Fund's Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares (which is calculated once a month at month-end) from BNY Mellon Investment Servicing (US) Inc., the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash or (ii) liquid securities in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Advisers would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Advisers intend to take measures (subject to such policies as may be established by the Fund's Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Redemptions

As noted in the prospectus, the Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Any redemptions will be made at net asset value. Such mandatory redemptions may be made only in compliance with Rule 23c-2 under the 1940 Act.

Transfers of Shares

With very limited exceptions, Shares are not transferable and liquidity will be provided only through the repurchase offers that will be made from time to time by the Fund. No transfer of Shares will be permitted by the Fund unless the transferee is an "Eligible Investor" (as defined in the prospectus), and, after the transfer, the value of the Shares beneficially owned by each of the transferor and the transferee is at least equal to the Fund's minimum investment requirement.

The Fund's organizational documents provide that each Shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Advisers, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND

The Trustees supervise the Fund's affairs under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers

The Board of the Fund consists of four Trustees. Three Trustees have no affiliation or business connection with the Advisers or any of their affiliated persons and do not own any stock or other securities issued by the Advisers. These are the "non-interested" or "Independent Trustees." The other one Trustee (the "Interested Trustee") is affiliated with the Advisers.

Board Structure and Oversight Function. The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Valuation Committee. The Audit Committee, the Nominating Committee and the Valuation Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer and portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Independent Trustees

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Advisers and any registered funds that have an adviser that is an affiliate of the Advisers.

Name, Age and Address***	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Independent Trustees
Mark Gersten (64)	Trustee	Since 2015	Independent Consultant (since 2012); Senior Vice President — Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (financial services firm) (1985-2011)	1
Trustee, Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2015); Trustee, Schroder's Mutual Funds (since 2012); Trustee, Two Roads Shared Trust (since 2012); Trustee, Northern Lights Fund Trust (since 2013)

Jay Goldberg (71)	Trustee	Since 2015	General Partner , Hudson Ventures (venture capital firm) (since 1996)	1	Trustee, The Arbitrage Funds (since 2000)
Athanassios Michas (74)	Trustee	Since 2015	Chairman, Newton Capital Partners (hedge fund) (since 2008); Chairman, Global Wealth Allocation Limited (asset management services company ) (since 2005); President, Masons Island LLC (personal holding company) (since 2004)	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
***	Each Trustee can be contacted c/o Ramius Advisors, LLC, 599 Lexington Avenue, 19th Floor, New York, NY 10022.

The Interested Trustee who is affiliated with the Advisers or affiliates of the Advisers (as set forth below) and his age, address, positions held, length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Age and Address***	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Interested Trustee
Bradley Sussman (43)	Trustee and President	Since 2015	Managing Director and Head of Liquid Alternative Products, Ramius LLC (financial services firm) (since 2014); Managing Director and Hedge Fund Strategist, Merrill Lynch Wealth Management (financial services firm) (2009 - 2014)	1	None

*	The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
***	The Interested Trustee can be contacted c/o Ramius Advisors, LLC, 599 Lexington Avenue, 19th Floor, New York, NY 10022.

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers
James Ryan (41)**	Treasurer and Principal Accounting Officer	Since 2015	Managing Director, Ramius LLC (financial services firm)

Stacey Gillespie (41)***	Chief Compliance Officer	Since 2015
Managing Director, Cipperman Compliance Services (regulatory compliance consultant) (since 2015); Chief Compliance Officer, Boenning & Scattergood (financial services firm) (2013-2015); Chief Compliance Officer, 1914 Advisors (financial services firm) (2007-2015).

Michael Benwitt (38)**	Secretary	Since 2015	General Counsel, Ramius LLC (financial services firm)

*	Each officer serves an indefinite term, until his or her successor is elected.
**	Each officer can be contacted c/o Ramius Advisors, LLC, 599 Lexington Avenue, 19th Floor, New York, NY 10022.
***	Ms. Gillespie can be contacted c/o Cipperman Compliance Services, 500 E. Swedesford Road, Wayne, PA 19087.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Advisers) for the calendar year ended December 31, 2015, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2015)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2015)
Independent:
Mark Gersten	$0	$0
Jay Goldberg	$0	$0
Athanassios Michas	$0	$0

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2015)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2015)
Interested:
Bradley Sussman	$0	$0

As to each Independent Trustee and his or her immediate family members, as of December 31, 2015, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2015, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has three committees: the Audit Committee, the Nominating Committee and the Valuation Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Messrs. Gersten, Goldberg and Michas. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "ndependent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Mr. Gersten.

The Board also has a Valuation Committee. The Valuation Committee oversees the valuation of the Fund's investments pursuant to procedures adopted by the Board. The members of the Valuation Committee of the Fund are Messrs. Gersten, Goldberg and Michas, each of whom is an Independent Trustee. The Chairperson of the Valuation Committee is Mr. Goldberg.

The Board of Trustees of the Fund also has a Nominating Committee. The Nominating Committee identifies and nominates persons for election as Trustees of the Fund and periodically reviews Board composition and Trustee compensation. The members of the Nominating Committee are Messrs. Gersten, Goldberg and Michas, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Mr. Michas.

Persons recommended by the Fund's Nominating Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

For the fiscal year ended December 31, 2015, the Board of Trustees met twice, the Audit Committee met twice, the Valuation Committee met once and the Nominating Committee met once.

Experience, Qualifications and Attributes

 The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Gersten has over 25 years of business experience in the investment management business with a focus on mutual funds and alternative funds.  He serves as a member of mutual funds board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his service to this board and extensive experience administering mutual funds.  Mr. Gersten is a certified public account and holds an MBA in accounting. Mr. Goldberg, as the general partner of a venture capital firm and as a Trustee to several registered funds outside of the Fund Complex, has a deep familiarity with the investment management and mutual funds industries. In addition, in these positions Mr. Goldberg has gained an understanding of the demands of operating a business and addressing the issues that confront businesses. Mr. Michas has over 40 years of experience in the financial sector, which has given him a deep understanding of the finance industry. He is the chairman of a hedge fund and an asset management services company, and the president of a holding company investing in financial services firms. Previously, Mr. Michas was president and chief executive officer of a large investment manager, and he has held a number of senior management positions at a global financial services firm. Mr. Michas also holds an MBA and a CFA designation. Mr. Sussman is a veteran in the alternatives space who has spent his career constructing and overseeing portfolios of hedge funds and, more recently, leading the sourcing and diligence of alternative mutual funds. Mr. Sussman is currently the Head of Liquid Alternative Products at Ramius LLC, prior to which he served as a managing director for a global financial services firm and a portfolio manager for an asset management company. Mr. Sussman is also a CFA and CAIA charter holder.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Shareholder Communications

Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation

The Independent Trustees are paid an annual fee for their service to the Fund based on the following schedule: $15,000 (if Fund assets are below $250,000,000), $20,000 (if Fund assets are in the range $250,000,001 — $500,000,000), $30,000 (if Fund assets are in the range $500,000,001 — $750,000,000), and $40,000 (if Fund assets are above $750,000,000). The Chairperson of the Board, the Chairperson of the Audit Committee, and Chairperson of the Nominating Committee and the Chairperson of the Valuation Committee are also paid an additional annual fee of $750. Independent Trustees are reimbursed for their reasonable out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Fund.

Name of Independent Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from the Fund Complex Payable to Trustees(1)
Mark Gersten	$6,500	$6,500
Jay Goldberg	$5,750	$5,750
Athanassios Michas	$5,750	$5,750

Name of Interested Trustee
Bradley Sussman	$0	$0

(1)	Estimated for fiscal year ending December 31, 2016.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Advisers (collectively the "Codes"). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund and the Advisers ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

The Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1- 202-551-8090. The Codes are available on the EDGAR Database on the SEC's website at www.sec.gov. Copies of the Codes may be obtained, after paying a duplicating fee, by electronic request at the following email address: mailto:publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC, 20549-0102.

Investment Advisory, Sub-Advisory and Distribution Agreements

Ramius Advisors, LLC serves as the Fund's investment adviser and Archview Investment Group LP serves as the Fund's sub-adviser.

The Adviser, formed in 1997, is located at 599 Lexington Avenue, 19th Floor, New York, NY 10022. The Adviser is an indirect wholly-owned subsidiary of Cowen Group Inc. ("Cowen Group"), a publicly traded company founded in 1918 and headquartered in New York. As of December 31, 2015, the Adviser and its affiliated advisers had in excess of $12 billion in assets under management.

The Sub-Adviser is an independently-owned investment firm and was formed in 2008. As of December 31, 2015, the Sub-Adviser had approximately $772 million in assets under management.

The Adviser serves as investment adviser to the Fund pursuant to investment advisory agreement entered into between the Fund and the Adviser (the "Investment Advisory Agreement").  The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of the Fund under the ultimate supervision of, and subject to any policies established by, the Board.

Approval of the Investment Advisory Agreement

The Investment Advisory Agreement was approved by the Fund's Board (including a majority of the Independent Trustees) at a meeting held in person on September 22, 2015 and was also subsequently approved by the then sole Shareholder of the Fund. The Investment Advisory Agreement of the Fund has an initial term of two years from the date of its execution. The Investment Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, (a) by the Fund upon 60 days' prior written notice to the Adviser, (i) upon the vote of a majority of the outstanding voting securities of the Fund, or (ii) by the vote of the Fund's Independent Trustees, or (b) by the Adviser upon 120 days' prior written notice to the Fund. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund will pay, out of the Fund's assets, the Adviser an advisory fee (the "Advisory Fee") at the annual rate of 1.50% of the Fund's month-end net asset value.  In no event will the Advisory Fee exceed 0.75% of the Fund's net asset value. The Fund will also pay the Adviser an annual performance-based incentive fee (the "Incentive Fee") promptly after the end of each fiscal year of the Fund. The Incentive Fee is described in more detail in the Fund's prospectus.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, holding, redemption or sale of any security.

A discussion of the factors considered by the Fund's Board of Trustees in approving the Advisory Agreement will be set forth in the Fund's semi-annual report to Shareholders for the fiscal period ending June 30, 2016.

Approval of the Sub-Advisory Agreement

The Adviser has entered into a sub-advisory agreement with Archview Investment Group LP. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and Board of Trustees. The Adviser pays the Sub-Adviser a monthly fee of 0.0625% (0.75% on an annualized basis) of the month-end value of the Fund's net assets.

A description of the factors considered by the Fund's Board of Trustees in approving the Sub-Advisory Agreement will be set forth in the Fund's semi-annual report to Shareholders for the fiscal period ending June 30, 2016.

Distributor

Foreside Fund Services, LLC (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement. The principal office of the Distributor is located at Three Canal Plaza, Suite 100, Portland, ME 04101. Under the distribution agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The distribution agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the outstanding voting securities of the Fund.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Advisers' employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2015:

Bradley Sussman	Number of Accounts	Total Assets in Accounts ($ million)
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

John W. Humphrey	Number of Accounts	Total Assets in Accounts ($ million)*
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	3	$599
Other Accounts	1	$75

* Includes unfunded capital commitments available for drawdown.

Jeffrey S. Jacob	Number of Accounts	Total Assets in Accounts ($ million)*
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	3	$599
Other Accounts	1	$75

* Includes unfunded capital commitments available for drawdown.

Securities Ownership of Portfolio Managers

As of April 1, 2016, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Bradley Sussman        $0
John W. Humphrey        Over $1,000,000
Jeffrey S. Jacob        Over $1,000,000

Portfolio Manager Compensation Structure

In keeping with industry practice, the Adviser offers competitive compensation comprised of base salary and a bonus. There is no fixed percentage of compensation allocated to base salary, performance bonus, equity incentive or other forms of compensation. The performance bonus, especially for the investment team, is closely tied to the investment performance of our products (including the performance of the Fund) and, secondarily, to the Adviser's overall business performance. Some compensation for certain senior portfolio managers is deferred and subject to a vesting schedule.

Messrs. Humphrey and Jacob are the principal owners of the Sub-Adviser; they receive a percentage of the net income earned by the Sub-Adviser.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Fund has delegated any voting of proxies in respect of portfolio holdings to the Sub-Adviser to vote the proxies in accordance with the its proxy voting guidelines and procedures. In general, the Sub-Adviser believe that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Sub-Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Sub-Adviser will generally vote in favor of management or investor proposals that the Advisers believe will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Sub-Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Sub-Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Sub-Adviser, the Sub-Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Sub-Adviser proposes to vote on the matter and their reasons for doing so.

Third-Parties

To assist in its responsibility for voting proxies, the Advisers may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers ("Research Providers"). The services provided to the Advisers by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Advisers may review and utilize recommendations made by the Research Providers in making proxy voting decisions, they are in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Committee would carefully monitor and supervise the services provided by any Research Providers.

Further Information

For a copy of the Proxy Policy, see Annex A to this SAI. A copy of the Proxy Policy is also available on the SEC's web site at www.sec.gov.

 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Advisers have responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions or markups on such transactions. While the Advisers will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Board. The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

To the extent they execute securities transactions for the Fund, the Advisers will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Advisers will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Advisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Advisers may be able to supplement their research and analysis with the views and information of brokerage firms. The Advisers may also allocate a portion of their brokerage business to firms whose employees participate as brokers in the introduction of investors to the Advisers or who agree to bear the expense of capital introduction, marketing or related services by third parties.

Eligible research or brokerage services provided by brokers through which portfolio transactions for the Fund are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Fund and other accounts which they and their affiliates manage (collectively, "Soft Dollar Items"). The Advisers and their affiliates generally will use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are intended to fall within the "safe harbor" of Section 28(e) of the Exchange Act.

The Advisers may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund or the Advisers, as applicable, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Advisers may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Advisers may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Advisers will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell investments for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of investments available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisers are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable investments, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates. Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Advisers to furnish reports to the Trustees and to maintain records in connection with such reviews. In addition, the Fund may purchase securities in a placement for which affiliates of the Advisers have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Advisers acting as principal. The Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

CONFLICTS OF INTEREST

Time and Attention

The Advisers or their affiliates provide or may provide investment advisory and other services to various entities.  The Advisers and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, "Other Accounts").  The Fund has no interest in these activities.   As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts.  Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

Allocation of Investment Opportunities; Trade Aggregation

There may be a conflict of interest in the allocation of investment opportunities among the Fund and the other funds or accounts to which the Sub-Adviser provides investment advice and that pursue a substantially similar investment strategy of the Fund (the "Archview Funds"). The Sub-Adviser and its affiliates intend to allocate investment opportunities in a manner which is believed to be appropriate and in the best interests of all the entities involved. While allocations between the Fund and the Archview Funds are generally made on a pro rata basis in proportion to the relative equity of each, there can be no assurances that an investment opportunity which comes to the attention of the Sub-Adviser and its affiliates will not be allocated wholly or primarily to the Archview Funds, with the Fund being unable to participate in such investment opportunity or participating only on a limited basis. If, in the discretion of the Sub-Adviser, the Fund and/or one or more of the Archview Funds should not participate in a particular investment opportunity for tax or regulatory reasons, such investment opportunity is allocated only to the accounts not affected by such tax or regulatory reasons. To the extent an investment is not allocated pro rata, the Fund could incur a disproportionate amount of income or loss related to such investment relative to the Archview Funds.

The Fund could be disadvantaged because of activities conducted by the Sub-Adviser or its affiliates for the other Archview Funds as a result of, among other things: legal restrictions on the combined size of positions which may be taken for all accounts managed by the Sub-Adviser or its affiliates, thereby limiting the size of the Fund's position; and the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions. In addition, there may be circumstances under which the Sub-Adviser or its affiliates will consider participation by the Archview Funds in investment opportunities in which the Sub-Adviser does not intend to invest, or intends to invest only on a limited basis, on behalf of the Fund. The Investment Manager and its affiliates will evaluate for the Fund and the Archview Funds a variety of factors which may be relevant in determining whether a particular situation or strategy is appropriate and feasible for the Fund or any Archview Fund at a particular time, including the nature of the investment opportunity taken in the context of the other investments at the time, the liquidity of the investment relative to the needs of the particular entity, the investment or regulatory limitations on the particular entity and the transaction costs involved. Because these considerations may differ for the Fund and one or more of the Archview Funds in the context of any particular investment opportunity, investment activities of the Fund and the Archview Funds may differ considerably from time to time.

Purchase and sale orders for the Fund will generally be combined with purchase and sale orders for the Archview Funds, with each entity paying its pro rata share of the total commission and paying or receiving its pro rata share of the total cost or sales proceeds. From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the Archview Funds may decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases.

Transactions with Affiliates

The Fund may participate in transactions in which the Sub-Adviser (or any of its employees, members and/or principals or any limited partner) is directly or indirectly interested, provided that the price of such transaction complies with the requirements of Rule 17a-7 under the 1940 Act. In connection with such transactions, the Fund, on the one hand, and the Sub-Adviser, its employees, members and/or principals or limited partners, on the other hand, may have conflicting interests. The Sub-Adviser may also face conflicts of interest in connection with purchase or sale transactions (involving an investment by the Fund) with an affiliate of the Fund (including other Archview Funds), including with respect to the consideration offered by, and the obligation of, the Investment Manager and such other affiliate.

Although the Archview Funds pursue investment objectives that are substantially similar to the Fund, and investments will generally be allocated proportionately to the Fund and each Archview Fund, the portfolios of the Fund and the Archview Funds may differ as a result of purchases and redemptions being made at different times and in different amounts, as well as because of different tax and regulatory considerations. The Fund may enter into "rebalancing" transactions with one or more Archview Funds that have the same investment objectives as the Fund when subscriptions or redemptions to or from either the Fund or the other Archview Funds change the ratio of Fund assets to the assets of other Archview Funds. The purpose of any such rebalancing transactions would be to bring the Fund's and each Archview Fund's exposure to a commonly held investment into line with each Archview Fund's percentage of total equity under management. The Fund could be a purchaser or a seller in such rebalancing transactions. All "rebalancing" transactions: (i) are effected for cash consideration at the current fair value of the particular securities in accordance with the requirements of the 1940 Act; (ii) do not involve restricted securities or securities for which market quotations are not readily available; and (iii) if executed through a broker, generally do not involve any brokerage commission fee (except for customary transfer fees and brokerage fees for transactions involving U.S. options or certain non-U.S. equities or where some or all of a position is in a swap) or other remuneration. Notwithstanding the foregoing, the valuation of assets to be transferred between the Fund and one or more Archview Funds involves inherent conflicts of interest for the Sub-Adviser.

Financial Intermediaries

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof ("financial intermediaries") in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients.  Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries.  Financial intermediaries may also charge investors, at the financial intermediaries' discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor.  As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products.  This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund.  For example, the Fund, the Advisers, or investment vehicles managed or sponsored by the Advisers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary.  As such, certain conflicts of interest may exist between such persons and a financial intermediary.  Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund.  Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a portfolio company may do so on terms that are more favorable than those of the Fund. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund.  Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder's objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund.  A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or a portfolio company.  A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or a portfolio company.  These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market.  The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund.  No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund.  Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

Other Business Activities of the Adviser and Cowen Group

The Adviser is an indirect wholly-owned subsidiary of Cowen Group. Cowen Group, through its operating subsidiaries and affiliates, provides investment banking, equity research, sales, trading, and alternative asset management services to companies and institutional investor clients in the healthcare, technology, telecommunications, aerospace, defense, consumer, and alternative energy sectors. Cowen Group has long-term relationships with investors (including institutional investors and their respective senior management) who may invest in the Fund.

The Adviser and its affiliates advise or manage other clients and funds, and may recommend or enter into investment transactions for clients of different accounts (including proprietary accounts), funds and investment strategies that may be different than or contrary to the investment transactions entered into on behalf of the Fund. In managing such funds and accounts, conflicts of interest may arise. Such conflicts may arise, for example, when clients of the Adviser or its affiliates invest in different parts of an issuer's capital structure, whereby one or more clients own senior obligations of an issuer and other clients own junior obligations of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, the Fund may avoid making certain investments or taking certain actions that would potentially give rise to conflicts with other funds or accounts managed by the Adviser or its affiliates, which could have the effect of limiting the Fund's investment opportunities. In other circumstances, the Adviser or its affiliates may be simultaneously seeking to purchase (or sell) investments for the Fund and to sell (or purchase) the same investment for accounts, funds or structured products for which the Adviser or its affiliates serve as asset manager now or in the future.

By reason of the investment advisory and other activities of its affiliates, the Adviser may from time to time come into possession of material non-public information concerning specific companies. Under applicable securities laws, this may limit the Adviser's flexibility to buy or sell securities issued by such companies on behalf of the Fund or otherwise use such information for the benefit of the Fund (e.g., in situations when the Fund is asked to grant consents, waivers or amendments with respect to bank loans, the Adviser's ability to assess the desirability of such consents, waivers and amendments may be compromised). The Adviser may decline to pursue certain investment opportunities on behalf of the Fund in order to avoid being in possession of material non-public information in respect of an issuer where such possession would limit the ability of the Adviser or its affiliates to trade in other securities of such issuer. Alternatively, the Adviser or its affiliates may decline to receive material non-public information in order to avoid trading restrictions, even though access to such information might have been advantageous and other market participants are in possession of such information.

Incentive Fees

The Incentive Fee may create a conflict between the Advisers' interest in earning a profit in the short term and the long-term interests of the Fund. Specifically, the Advisers may have an incentive to invest Fund assets in investments that are riskier or more speculative than would be the case if the Advisers were only compensated based on a flat percentage of capital, because these investments may allow the Advisers to collect larger Incentive Fees.

Exculpation and Indemnification

Pursuant to the Investment Advisory Agreement, the Fund will hold the Adviser and its affiliates (including their respective directors, officers, equityholders, employees and agents) harmless for costs, expenses, damages, liabilities or claims, including reasonable attorneys' fees (collectively, "Losses"), arising by reason of the Adviser serving as the Fund's investment adviser or providing any other service to the Fund, unless such Losses arise out of the bad faith, willful misconduct or gross negligence of the Adviser. In addition, neither the Adviser nor its affiliates will be held liable for any act or omission of any broker or agent of the Fund, if reasonable care was exercised in retaining such broker or agent.

Pursuant to the Sub-Advisory Agreement, the Fund will hold the Sub-Adviser and its affiliates (including their respective directors, officers, equityholders, employees and agents) harmless for Losses arising by reason of the Sub-Adviser serving as the Fund's sub-adviser or providing any other service to the Fund, unless such Losses arise out of the bad faith, willful misconduct or gross negligence of the Sub-Adviser.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service ("IRS") regarding any matter relating to the Fund or the Shares.  No assurance can be given that the

IRS would not assert a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice. Shareholders must consult their own tax advisors as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Qualification as a Regulated Investment Company; Tax Treatment

The Adviser expects that the Fund will qualify for treatment as a RIC under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); and (b) diversify its holdings (the "asset diversification tes") so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code).

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC's non-qualifying gross income exceeds one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Furthermore, a RIC that fails the asset diversification test as of the end of a quarter of the RIC's taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes as dividends to Shareholders, provided that it distributes dividends of an amount at least equal to 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund must distribute dividends in respect of each calendar year of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections), determined on a calendar year basis, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses), generally determined on the basis of the one-year period ending on October 31st of such calendar year, and (3) any ordinary income and capital gain net income from previous calendar years that was not distributed during those calendar years and on which the Fund paid no U.S. federal income tax.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for certain U.S. resident corporate Shareholders.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by certain U.S. resident noncorporate Shareholders.  Distributions from net capital gain (typically referred to as a "capital gain dividend") will be taxable as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  However, if a Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase or transfer of such Shares will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.  Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a return of capital to the extent of (and in reduction of) a Shareholder's tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale or exchange of such Shares, as discussed below.  Similarly, as discussed below at "Income from Repurchases and Transfers of Shares," if a repurchase or transfer of a Shareholder's Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer be treated as having received, in whole or in part, a taxable dividend, a return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares repurchased.  In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The tax treatment of dividends and capital gain distributions will be the same whether the Shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax is imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder's proportionate interest in the Fund or results in a "complete redemption" of the Shareholder's Shares, in each case applying certain constructive ownership rules.

If the repurchase of a Shareholder's Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.  Such gain or loss will be capital gain or loss if the repurchased Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased Shares were held by the Shareholder for one year or less.  However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar Shares within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of a Shareholder's Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares.  The tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder's Shares repurchased by the Fund.  The Fund expects to elect the average cost method as the default cost basis method for purposes of this requirement.  If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action.  If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund's administrator to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for "sale or exchange" treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on Form 8886.  Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholder s should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule).  Such a Shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by the Shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A "nonpublicly offered regulated investment company" is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

Fund Investments

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.

Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as having been issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt instrument having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt instrument. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt instruments having market discount, which could affect the timing of recognition of income. Some debt instruments (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount. Generally, the Fund will be required to include acquisition discount in income over the term of such debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. The Fund may make one or more of the elections applicable to debt instrument having acquisition discount which could affect the timing of recognition of income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  To the extent the straddle rules apply to positions established by the Fund losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute "mixed straddles."  One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Because application of the straddle rules may affect the timing and character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions, In this regard, rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. The Fund intends to monitor developments in this area.

Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC, including the qualifying income and diversification requirements applicable to the Fund's assets, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund's recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund's distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions made by the Fund.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies

The Fund may indirectly hold equity interests in non-U.S. Portfolio Companies that may be treated as "passive foreign investment companies" (each, a "PFIC").  In general, a foreign corporation is considered a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. If an election is made to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF's ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Alternatively, in certain cases, an election can be made to mark-to-market the shares in a PFIC at the end of each taxable year.  In this case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, the Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from

PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund's yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.  The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding.  Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the Shareholder's federal income tax liability if the appropriate information is provided to the IRS.  Failure by a Shareholder to furnish a certified TIN to the Fund could subject the Shareholder to a $50 penalty imposed by the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to "block" (that is, prevent the attribution to Shareholders of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the tax-exempt Shareholder, itself, enters into a transaction which generates unrelated debt-financed income within the scope of Section 514 of the Code with respect to its Shares.  A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation ("Foreign Shareholder") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected.  If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the Foreign Shareholder), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

If the Fund is a "U.S. real property holding corporation," or would be but for the operation of certain exclusions, distributions by the Fund that are realized on account of certain capital gain dividends from REITs will generally cause the Foreign Shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold taxes on a distribution to a Foreign Shareholder attributable to such gains, and such a distribution may subject a Foreign Shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for corporate Foreign Shareholders.  Under a de minimis exception to the rule described above, if a Foreign Shareholder has not held more than 5% of the Fund's Shares at any time during the one-year period ending on the date of the distribution, the Foreign Shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

As discussed above at "Tax Aspects—Income from Repurchases and Transfers of Shares," if a repurchase of a Shareholder's Shares by the Fund does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a dividend (which would be taxable, as described above), a tax-free return of capital, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder's tax basis in the relevant Shares repurchased.  If the repurchase qualifies as a sale or exchange, the Shareholder will generally realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Foreign Shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a "U.S. real property holding corporation" (as such term is defined in the Code) and the Foreign Shareholder actually or constructively held more than 5% of the Fund's Shares.  In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as income that is "effectively connected"with a U.S. trade or business, as discussed below.

Income Effectively Connected.  If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See "Tax Aspects—Backup Withholding" above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Foreign Account Tax Compliance Act ("FATCA")

Under the Foreign Account Tax Compliance provisions of the Code, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed non-compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.   Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the "DOL") provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code.  For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

An ERISA Plan which proposes to invest in the Fund will be required to represent to the Board of Trustees that it, and any fiduciaries responsible for such ERISA Plan's investments, are aware of and understand the Fund's investment objective; policies and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (or penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third-parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans or similar arrangements which are not subject to either ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans or similar arrangements which are not subject to ERISA, whether or not subject to the Code. should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND'S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISOR OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS GENERALLY OR FOR ANY PARTICULAR ERISA PLAN.

ADMINISTRATOR

The Fund has retained the Administrator, BNY Mellon Investment Servicing (US) Inc., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative and fund accounting services to the Fund. Under the terms of an administration and accounting agreement between the Fund and the Administrator (the "Administration Agreement"), the Administrator is responsible, directly or through its agents, for, among other things,certain administration, accounting and investor services for the Fund The Administrator may retain third-parties to perform some or all of these services. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse the Administrator for out-of-pocket expenses.

The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable for any costs, expenses, damages, liabilities or claims incurred by or asserted against the Fund except those arising out of the bad faith, negligence, willful misconduct or reckless disregard of its obligations or duties Administrator. In addition, under the Administration Agreement, the Fund has agreed to indemnify the Administrator from and against costs, expenses, damages, liabilities and claims (including claims asserted by the Fund) out of the Administrator's actions under the Administration Agreement, other than liability and expense arising out of the Administrator's bad faith, negligence, willful misconduct or reckless disregard of its obligations or duties.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is 101 Barclay Street, 20W, New York, NY 10286.

BNY Mellon Investment Servicing (US) Inc. serves as Transfer Agent with respect to maintaining the registry of the Fund's Shareholders and processing matters relating to subscriptions for, and repurchases of Shares. The Transfer Agent's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_______] serves as the independent registered public accounting firm of the Fund. Its principal business address is [_______].

DISTRIBUTOR

Foreside Fund Services, LLC acts as the distributor of the Fund's Shares on a best efforts basis.  The Distributor's principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

LEGAL COUNSEL

Dechert LLP, New York, New York, acts as legal counsel to the Fund. Its principal business address is 1095 Avenue of the Americas, New York, NY 10036.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Cowen Overseas Investment LP has purchased Shares from the Fund in an amount sufficient to satisfy the Fund's net worth requirements under Section 14(a) of the 1940 Act.  As of April 1, 2016, Cowen Overseas Investment LP owns 82% of the outstanding Shares of the Fund.  Cowen Overseas Investment LP may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares.

As of April 1, 2016, Cowen Overseas Investment LP, John Humphrey and Jeffrey Jacob are the only persons owning of record or beneficially 5% or more of the outstanding Shares of the Fund.

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to the Fund's Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on December 31. The 12-month period ending December 31 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

The Fund does not have six months of operations and therefore does not have a financial history.

ANNEX A

ARCHVIEW INVESTMENT GROUP LP
PROXY VOTING POLICIES AND PROCEDURES

By virtue of our relationship as investment manager of the Funds we advise, we have final proxy voting authority and responsibility with respect to client securities. When voting proxies on behalf of our Funds, our overall objective is to vote proxies in the best interest of the Funds and, in so doing, to maximize the value of the investments made by the Funds taking into consideration the Funds' investment horizons and other relevant factors. To implement this objective and facilitate the proxy voting process, we have engaged Institutional Shareholder Services, Inc. ("ISS"), an independent third party research and proxy voting provider. ISS is responsible for: (i) processing and maintaining records of proxy votes we have made on behalf of our Funds and (ii) providing us with in-depth research and recommendations on proxies in accordance with the policies and procedures set forth herein. In connection with engaging ISS, we have conducted appropriate due diligence and determined that ISS has the capacity and competency to analyze proxy issues and make vote recommendations in an impartial manner and in the best interests of the Funds. In addition, annually, and more frequently if necessary, we will review ISS's policies and procedures regarding actual or potential conflicts of interest to ensure that ISS' vote recommendations are being made in a manner designed solely to promote the best interests of the Funds as opposed to the potentially conflicting interests (if any) of ISS and/or its affiliates.

While we endeavor to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation. In addition, we will apply our proxy voting policies and procedures to votes cast with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

A. General Procedures

1.     Monitoring Corporate Actions

The Funds that we manage may make investments in equity securities. Proxy voting materials (or similar voting/solicitation notices) of a company that a Fund has invested inare initially transmitted by the company's corporate secretary or transfer agent to the Fund's prime broker, who will then forward the materials to ISS. Thereafter, with the assistance of and in conjunction with ISS, Archview's Director of Operations will review the materials and determine which Fund(s) hold the securities ISS will monitor the voting deadline to ensure that the deadline for the voting response is met.

2.     Determination of Voting Decisions

Decisions on how to vote a proxy generally are made by the Portfolio Managers on a case-by-case basis, taking into account any voting recommendation provided by ISS. Archview is under no obligation to vote a proxy in accordance with ISS' recommendation and retains full discretion to vote a proxy in a manner contrary to ISS' recommendation (or abstain from voting such proxy as described below in further detail) where Archview believes doing so in the best interests of a Fund. The Portfolio Managers often have the most intimate knowledge of both a company's operations and the potential impact of a proxy vote's outcome. The Chief Compliance Officer may also be involved in decisions regarding completion of the proxy material. In particular, the Chief Compliance Officer will generally be involved in making a determination as to whether Archview (or an Archview Employee) has an actual or potential conflict of interest related to the proxy in question and, if so, whether it would be in the best interests of a Fund to vote such proxy in accordance with ISS' voting recommendation so as to insulate the proxy voting process from the negative impact (if any) of such actual or potential conflict of interest. Proxy voting decisions are based on a number of factors and considerations (including, but not limited to, ISS' recommendations) which may vary depending on a proxy's subject matter, but are guided by the general policies described in this document. In addition, Archview may determine not to vote a proxy after consideration of the vote's expected benefit to clients and the cost of voting the proxy.1

3.     Communication of Decision/Vote Processing

Once Archview has made a decision on how to vote a proxy , ISS will then submit and record the vote. Completed copies of the proxy materials will be prepared and maintained by ISS and copies of the same will be sent to the Operations and Accounting Department for recordkeeping purposes. The physical procedures utilized by ISS for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

B. Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter at issue. When determining how to vote proxies, the Portfolio Managers will be guided by the general policies set forth below. These general policies are intended to promote a consistent approach to proxy voting. We will, however, periodically review these policies and procedures and they may be updated as a result.

We view proxy subject matters as falling within the general categories described below.

1.     Company Management

Proxy votes on company management include matters relating to the election of a company's board of directors and the appointment of its independent auditors. Archview generally will vote in support of management's slated board of directors. We may choose not to support such directors, however, when special circumstances necessitate that we choose otherwise, including for example when management compensation appears inconsistent with a company's performance or when the board has failed to take corrective action to address persistent problems that impact the company's performance. When asked to vote on the appointment of a company's auditors, Archview will support the recommendation of a company's board, unless auditors have changed frequently or there is reasonable concern as to the independence of the auditors.

2. Executive and Director Compensation

Archview believes that executive compensation plans should be in line with the interests of company shareholders. Our general policy is to consider, on a case-by-case basis, new and amended executive compensation plans and to support those executive compensation plans that provide

__________________________________

1 In determining whether the cost of voting a proxy outweighs its expected benefit to clients, the Portfolio Managers may consider factors such as (1) the subject matter of the vote; (2) the additional length of time that Archview anticipates holding the investment; and (3) logistical issues associated with voting proxies for foreign companies.

management with the ability to administer fair, competitive compensation packages to executives, so long as those plans do not provide for unmerited preferential treatment or result in excessive dilution of existing shareholders' ownership interests. We also have observed that shareholder proposals on executive compensation typically call for specific limits. We believe that executive compensation generally should be determined by a company's compensation committee composed primarily of independent directors and thus we usually will not support compensation-related shareholder proposals. With respect to director compensation, Archview believes that it is important to consider each director's total compensation package, including any annual retainer, meeting fees, stock options or grants and the level of pension benefits.

3.     Corporate Structure and Shareholder Rights

We view proxy votes on matters relating to changes in a company's bylaws as falling within the category of "corporate structure and shareholders rights." These matters may be proposed by either management or shareholders and typically address issues such as cumulative voting, preemptive rights, confidential voting, supermajority voting and similar matters. Archview will review these matters on a case-by-cases basis and will generally vote in favor of those measures that provide management with the most operational flexibility without compromising the ownership rights of shareholders as such rights are set forth in the company's organizational documents and any agreements to which Funds we manage.

4.     Corporate and Social Policy Issues

We view corporate and social policy issues primarily as "ordinary business matters."2 In addition, we view those ordinary business matters that have a direct or indirect impact on a company's profitability as primarily the responsibility of management which should be approved solely by the company's board of directors. Accordingly, we generally abstain or vote against proposed proxy votes on corporate and social policy issues. Exceptions may be made when an issue may have significant economic consequences.

5.     Deviations from the General Policies

In the course of determining how to vote a particular proxy, we may encounter situations where strict adherence to the general policies described above could result in a decision that is not in a client's best interest. In those situations, the Portfolio Managers may decide to vote in another manner, but will generally consult with the Chief Compliance Officer before doing so.

C. Conflicts of Interest

A conflict of interest may occur where Archview or any of its Employees or affiliates has a direct or indirect economic stake in the outcome of a proxy vote. Potential conflicts could arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

__________________________________
2 Social policy issues may relate to a wide range of matters, including for example environmental issues, bank lending practices, corporate political contributions and activities, alcohol and tobacco advertising, conducting business in specified countries, involvement in nuclear defense systems and similar matters.

•	A failure to vote in favor of management may harm the relationship we have, another client has, or an affiliate has, with the company.

•	A failure to vote in favor of a particular proposal may harm the relationship we have, another client has, or an affiliate has, with the proponent of the proposal.

•
A failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as where an officer of Archview has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein.

Due to the close monitoring of company activities by Archview, we expect to be aware of any potential conflicts of interest that may arise. We also require the Portfolio Managers and Chief Compliance Officer to disclose any personal conflicts of interest they may have with respect to overseeing a Fund's investment in a particular company.

When a potential conflict arises between Archview on the one hand and one or more of our Funds on the other, the Chief Compliance Officer, in consultation with the Portfolio Managers, will evaluate the matter to determine whether an actual conflict exists. Where an actual conflict exists, Archview will take necessary and appropriate steps to eliminate the conflict, which may include removing a particular member from the voting process or taking similar actions. In addition, we may consider the following as potential methods for resolving an actual or potential conflict: (i) disclosing the matter to the board of directors, if any, of the applicable Fund and obtaining such board's consent or direction, or (ii) voting the proxy at issue in accordance with ISS' voting recommendation so as to insulate the proxy voting process from the negative impact (if any) of such actual or potential conflict of interest..

In particular, if the advisory client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and an ERISA client has, in writing, reserved the right to vote proxies when Archview has determined that a material conflict exists that does affect its best judgment as a fiduciary to the Client, Archview will give the ERISA client the opportunity to vote the proxies in question themselves or follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the written agreements with such ERISA clients (if any).

Finally, situations may arise in which more than one Fund invests in the same company or another entity of Archview invests in the same company. In these situations, two or more Funds may have different investment objectives, client-specific voting policies or ultimate economic interests. In these situations, Funds may cast opposing votes, although the Portfolio Managers will generally consult with the Chief Compliance Officer before doing so.

D. Providing Proxy Voting Information to Clients

We acknowledge that our limited partners have a right to information about how we vote Fund proxies and we will make information available on request. We also will make a copy of these policies and procedures available on request. When a limited partner makes a request about a particular vote, we usually will provide the following information: (1) the date of the vote; (2) a brief description of the matter voted on; (3) how (or whether) we cast the vote on the matter; and (4) any other reasonable information a limited partner might request. To meet our fiduciary obligations, we have adopted these written Proxy Voting Policies and Procedures.

E. Books and Records

Archview must maintain the following additional records relating to proxy voting and will rely on ISS to help Archview satisfy these recordkeeping obligations:

•	A copy of these proxy voting policies and procedures;

•	A copy of each proxy statement received by Archview regarding Fund securities;

•	A record of each vote cast by Archview on behalf of a Fund;

•	A copy of all memoranda or similar documents created by Archview that were material to making a decision on the voting of Fund securities or that memorialize the basis for that decision; and

•
A copy of each written request by an investor for information on how Archview voted proxies on behalf of a Fund, and a copy of any written response by Archview to any request (written or oral) by a limited partner for information on how Archview voted proxies on behalf of the Fund.

Archview may (and will) rely on third parties, such as ISS, to assist Archview in satisfying the above record-keeping requirements, including, but not limited to, the requirement to maintain copies of proxy statements received and a record of votes cast on behalf of the Funds. Archview also may satisfy the requirement to maintain copies of proxy statements by relying on obtaining (or having ISS obtain) a copy of a proxy statement from the SEC's EDGAR system (to the extent that such proxy statements are available through the EDGAR system).

PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

	Part A:	Not applicable.

	Part B:	Statement of Assets and Liabilities.
Statement of Operations.

(2)	Exhibits:

	(a)(1)	Certificate of Trust.*
	(a)(2)	Certificate of Amendment to the Certificate of Trust.**
	(a)(3)	Agreement and Declaration of Trust.***
	(b)	By-Laws.***
	(c)	Not Applicable.
	(d)	Not Applicable.
	(e)	Dividend Reinvestment Plan.***
	(f)	Not Applicable.
	(g)(1)	Form of Amended and Restated Advisory Agreement.****
	(g)(2)	Form of Sub-Advisory Agreement.***
	(h)(1)	Form of Distribution Agreement.***
	(h)(2)	Form of Supplement to the Distribution Agreement. ****
	(h)(3)	Form of Dealer Agreement.***
	(i)	Not Applicable.
	(j)(1)	Form of Custodian Agreement.***
	(j)(2)	Form of Foreign Custody Manager Arrangement.***
	(k)(1)	Form of Administration Agreement.***
	(k)(2)	Form of Transfer Agency Agreement.***
	(k)(3)	Form of Amended and Restated Expense Limitation and Reimbursement Agreement.****
	(l)	Opinion and Consent of Dechert LLP.***
	(m)	Not Applicable.
	(n)	Consent of Independent Registered Public Accounting Firm.*****

	(o)	Not Applicable.
	(p)	Form of Subscription Agreement.***
	(q)	Not Applicable.
	(r)(1)	Code of Ethics of the Fund.****
	(r)(2)	Code of Ethics of the Adviser.****
	(r)(3)	Code of Ethics of the Distributor.***
	(s)	Powers of Attorney.***

	*	Incorporated herein by reference to the corresponding exhibit of the Registrant's initial Registration Statement on N-2 (File Nos. 333-204148; 811-23056), filed on May 14, 2015.
**
Incorporated herein by reference to the corresponding exhibit of Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on N-2 (File Nos. 333-204148; 811-23056), filed on August 27, 2015.

***
Incorporated herein by reference to the corresponding exhibit of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on N-2 (File Nos. 333-204148; 811-23056), filed on October 23, 2015.

	****	Filed herewith.
	*****	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$20,140
Printing	$19,311
Accounting fees and expenses	$0
Legal fees and expenses	$191,909
Miscellaneous	$0
Total	$231,360

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Ramius Advisors, LLC (the "Adviser"), the investment adviser to the Registrant.  The Adviser was formed under the laws of the State of Delaware in 1997.  Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801- 54785).

ITEM 29	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of June 1, 2016:

Title of Class: Shares of Beneficial Ownership. Number of Record Holders: 6

ITEM 30.	INDEMNIFICATION

Reference is made to Article 5.2 of the Registrant's Agreement and Declaration of Trust, filed as Exhibit 2(a)(3) to this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Adviser, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the Adviser, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the Adviser, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of the Agreement and Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. Registrant, in conjunction with the Adviser and Registrant's Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant's Prospectus in the section entitled "Management of the Fund" and to the section of the Statement of Additional Information captioned "Management of the Fund." The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-54785).

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

BNY Mellon Investment Servicing (US) Inc., the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 301 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser at 599 Lexington Avenue, 19th Floor, New York, New York 10022.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not Applicable.

(3) Not Applicable.

(4) The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 15th day of June, 2016.

RAMIUS ARCHVIEW CREDIT AND DISTRESSED FUND

/s/ Bradley Sussman

By:	Bradley Sussman*
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark Gersten
Mark Gersten*	Trustee	June 15, 2016

/s/ Jay Goldberg
Jay Goldberg*	Trustee	June 15, 2016

/s/ Athanassios Michas
Athanassios Michas*	Trustee	June 15, 2016

/s/ Bradley Sussman
Bradley Sussman*	Trustee and President	June 15, 2016

/s/ James Ryan
James Ryan	Treasurer and Principal Accounting Officer	June 15, 2016

*By:	/s/ Michael Benwitt
	Michael Benwitt	June 15, 2016
Attorney-in-Fact

EXHIBIT INDEX

Ex-99(g)(1)	Form of Amended and Restated Investment Advisory Agreement
Ex-99(h)(2)	Form of Supplement to Distribution Agreement
Ex-99(k)(3)	Form of Amended and Restated Expense Limitation and Reimbursement Agreement
Ex-99(r)(1)	Code of Ethics of the Fund.
Ex-99(r)(2)	Code of Ethics of the Adviser.